                                                                    EXHIBIT 10.1

   EXECUTION COPY

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                         CLASS A NOTE PURCHASE AGREEMENT

                            Dated as of July 15, 1999

                                      among

                               ZALE FUNDING TRUST,
                                     Issuer,

                              ZALE DELAWARE, INC.,
                                     Seller,

                             JEWELERS NATIONAL BANK,
                                    Servicer,

                     THE CLASS A PURCHASERS PARTIES HERETO,

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                         Administrative Agent and Agent,

                                       and

                         THE OTHER AGENTS PARTIES HERETO


                         ------------------------------

                                   Relating to
                               Zale Funding Trust
            Class A Floating Rate Asset Backed Variable Funding Notes
                                  Series 1999-A

                         ------------------------------


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



                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1  DEFINITIONS........................................................2
               1.1 Definitions................................................2
               1.2 Other Definitional Provisions.............................11

ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS....................................11
               2.1 Purchases.................................................11
               2.2 Reductions and Extensions of Commitments..................14
               2.3 Interest, Fees, Expenses, Payments, Etc...................16
               2.4 Requirements of Law.......................................20
               2.5 Taxes.....................................................21
               2.6 Indemnification...........................................23

ARTICLE 3 CONDITIONS PRECEDENT...............................................25
               3.1 Condition to Initial Purchase.............................25
               3.2 Condition to Additional Purchases.........................29

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.....................................30
               4.1 Representations and Warranties of Z Del...................30
               4.2 Representations and Warranties of JNB.....................32
               4.3 Representations and Warranties of the Issuer..............34
               4.4 Representations and Warranties of the Class A Purchasers..36

ARTICLE 5 COVENANTS..........................................................36
               5.1 Covenants of Z Del........................................37

ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY.........................40
               6.1 Covenants of the Zale Parties.............................40
               6.2 Covenants of Class A Purchasers...........................40

ARTICLE 7  THE AGENTS........................................................41
               7.1 Appointment...............................................41
               7.2 Delegation of Duties......................................41
               7.3 Exculpatory Provisions....................................42
               7.4 Reliance by Agents........................................42
               7.5 Notices...................................................43
               7.6 Non-Reliance on Agents and Other Class A Purchasers.......43
               7.7 Indemnification...........................................44
               7.8 Agents in their Individual Capacity.......................44
               7.9 Successor Agents..........................................44

                                      (i)

ARTICLE 8  SECURITIES LAWS; TRANSFERS........................................45
              8.1      Transfers of Class A Notes............................45
              8.2      Tax Characterization..................................50

ARTICLE 9  MISCELLANEOUS.....................................................50
              9.1      Amendments and Waivers................................50
              9.2      Notices...............................................51
              9.3      No Waiver; Cumulative Remedies........................53
              9.4      Successors and Assigns................................53
              9.5      Successors to Servicer................................53
              9.6      Counterparts..........................................54
              9.7      Severability..........................................54
              9.8      Integration...........................................54
              9.9      Governing Law.........................................54
              9.10     Jurisdiction; Consent to Service of Process...........54
              9.11     Termination...........................................55
              9.12     Limited Recourse; No Proceedings......................55
              9.13     Survival of Representations and Warranties............56
              9.14     Waiver of Jury Trial..................................56


                                      (ii)
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                                LIST OF EXHIBITS

EXHIBIT A                  Form of Investment Letter
EXHIBIT B                  Form of Transfer Supplement
EXHIBIT C                  Form of Joinder Supplement

                                      (iii)

                  CLASS A NOTE PURCHASE AGREEMENT, dated as of July 15, 1999, by and among ZALE FUNDING TRUST, a Delaware business trust (together with its successors and assigns, the "Issuer"), ZALE DELAWARE, INC., a Delaware corporation ("Z Del"), individually and as Seller (as defined in the Indenture referred to below), JEWELERS NATIONAL BANK, a national banking association ("JNB"), as Servicer (as defined in the Indenture referred to below), the CLASS A PURCHASERS (as hereinafter defined) from time to time parties hereto, the AGENTS for the Purchaser Groups from time to time parties hereto (each such party, together with their respective successors in such capacity, an "Agent"), and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation acting through its New York Branch ("CSFB"), as administrative agent for the Class A Purchasers (together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer, the Seller and the Servicer are parties to a certain Purchase and Servicing Agreement, dated as of July 15, 1999 (as the same may from time to time be amended or otherwise modified, the "Purchase and Servicing Agreement"), pursuant to which, among other things, the Seller has sold, assigned, transferred and conveyed, and has agreed to sell, assign, transfer and convey, certain Receivables (as defined therein) to the Issuer, and the Servicer has agreed to service such Receivables;

                  WHEREAS, the Issuer and The Bank of New York, as trustee (together with its successors in such capacity, the "Indenture Trustee") are parties to a certain Indenture, dated as of July 15, 1999 (as the same may from time to time be amended or otherwise modified, the "Base Indenture"), providing a receivables financing facility in connection with the Purchase and Servicing Agreement and the other Transaction Documents (as defined in the Indenture);

                  WHEREAS, the Issuer proposes to issue its Class A Floating Rate Asset Backed Variable Funding Notes, Series 1999-A (the "Class A Notes") pursuant to the Indenture and a supplement thereto, dated as of July 15, 1999 (as the same may from time to time be amended or, otherwise modified, the "Supplement" and the Base Indenture, as supplemented by the Supplement, the "Indenture");

                  WHEREAS, the Issuer also proposes to issue its Class B Asset Backed Notes, Series 1999-A (the "Class B Notes") pursuant to the Indenture, which Class B Notes are subordinate to the Class A Notes and initially will be retained by the Issuer;

                  WHEREAS, the Class A Purchasers are willing to purchase the Class A Notes on the Closing Date and from time to time thereafter to purchase Class A Note Principal Balance Increases (as defined in the Supplement) on the terms and conditions provided for herein;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                ARTICLE 1          DEFINITIONS

            1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in the Indenture. Each capitalized term defined herein shall relate only to the Series 1999-A and to no other Series issued pursuant to the Indenture.

            "Adjusted Commitment" shall mean on any date of determination, with respect to a Liquidity Purchaser for a CP Conduit, such Liquidity Purchaser's Commitment minus the aggregate outstanding principal amount of its Support Advances to such CP Conduit.

            "Adjusted Eurodollar Rate" shall mean, for any Interest Accrual Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

         Adjusted Eurodollar Rate        =                 LIBOR Rate
                                                 -----------------------------
                                                  1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period.

            "Administrative Agent" has the meaning specified in the preamble to this Agreement.

            "Affected Party" shall mean, with respect to any CP Conduit, any Support Party of such CP Conduit.

            "Agreement" shall mean this Class A Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

            "Alternative Rate" shall mean, for any Interest Accrual Period, an interest rate per annum equal to the lesser of (i) 0.50% per annum above the Adjusted Eurodollar Rate for such Interest Accrual Period, and (ii) the daily average Prime Rate in effect during such Interest Accrual Period.

            "Assignee" and "Assignment" have the respective meanings specified in subsection 8.1(e) of this Agreement.

            "Agent" has the meaning specified in the preamble to this Agreement.

            "Class A Agent" has the meaning specified in Section 7.1 of this Agreement.

            "Class A Interest Rate" has the meaning specified in subsection 2.3(a) of this Agreement.


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               "Class A Mandatory Partial Amortization Amount" shall mean, (a)
with respect to a Partial Commitment Expiration Date other than the Step-Down Date, (i) the aggregate Percentage Interest held by Class A Purchasers having Commitments which expire on such date, times (ii) the Class A Invested Amount on such date and (b) with respect to the Step-Down Date, the excess, if any, of (i) the aggregate Percentage Interests of Class A Purchasers in the Initial Purchaser Group times the Class A Invested Amount, over (ii) the aggregate Commitments of Class A Purchasers in the Initial Purchaser Group(after giving effect to reductions thereof on the Step-Down Date pursuant to subsection 2.2(b)).

               "Class A Monthly Interest" shall mean, for any Interest Accrual Period, the sum of (i) interest on the Class A Principal Balance for such Interest Accrual Period computed pursuant to subsections 2.3(a) or 2.3(b), as applicable, of this Agreement, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment for the immediately preceding Interest Accrual Period.

               "Class A Notes" has the meaning specified in the recitals to this Agreement.

               "Class A Owners" shall mean the Class A Purchasers that are owners of record of the Class A Notes or, with respect to any Class A Note held by an Agent hereunder as nominee on behalf of Class A Purchasers in a Purchaser Group, the Class A Purchasers that are owners of the Class A Noteholders' Interest represented by such Class A Note as reflected on the books of such Agent in accordance with this Agreement.

               "Class A Principal Balance" shall mean, on any date of determination, an amount equal to (i) the Class A Initial Invested Amount, plus
(ii) the aggregate amount of Class A Note Principal Balance Increases made on or prior to such date, minus (iii) the aggregate amount of principal payments made to the Class A Owners prior to such date.

               "Class A Program Commitment Fee" shall mean, with respect to a Purchaser Group, the ongoing program fees payable to Class A Purchasers in such Purchaser Group in respect of the unutilized portion of the aggregate Commitments of such Class A Purchasers, in the amounts and on the dates set forth in the Supplemental Fee Letter for such Purchaser Group.

               "Class A Program Utilization Fee Rate" shall mean, with respect to a Purchaser Group, the applicable rate or rates identified as the "Class A Program Utilization Fee Rate" in the Supplemental Fee Letter for such Purchaser Group.

               "Class A Purchase Limit" shall mean, for any day, the lesser of
(i) $350,000,000 and (ii) the Total Commitment on such day.

               "Class A Purchasers" shall mean, collectively, the CP Conduits, the Liquidity Purchasers and the Committed Purchasers.

               "Class B Notes" has the meaning specified in the recitals to this Agreement.

               "Closing Date" shall mean July 15, 1999.

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

               "Commercial Paper Notes" shall mean, with respect to a CP Conduit, the short-term promissory notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Class A Principal Balance hereunder.

               "Commercial Paper Rate" shall mean, with respect to a CP Conduit, the rate identified as its "Commercial Paper Rate" in the Supplemental Fee Letter to which such CP Conduit or its agent is a party.

               "Commitment" shall mean, for any Committed Purchaser or Liquidity Purchaser, the maximum amount of such Class A Purchaser's commitment to purchase a portion of the Class A Noteholders' Interest, as set forth in the Joinder Supplement or the Transfer Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Class A Purchaser, as such amount may be adjusted from time to time pursuant to Section 2.2 of this Agreement or pursuant to Transfer Supplement(s) executed by such Class A Purchaser and its Assignee(s) and delivered pursuant to
Section 8.1 of this Agreement. In the event that a Class A Purchaser is both a Committed Purchaser and a Liquidity Purchaser, or is a Liquidity Purchaser which maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Class A Purchaser shall be deemed to hold separate Commitments hereunder in each such capacity.

               "Commitment Expiration Date" shall mean July 13, 2000, as such date may be extended from time to time in accordance with subsection 2.2(d) hereof.

               "Committed Purchaser" shall mean any Class A Purchaser which is designated as a Committed Purchaser in the Joinder Supplement or the Transfer Supplement pursuant to which it became a party to this Agreement, and any Assignee of such Class A Purchaser to the extent of the portion of such Commitment assumed by such Assignee pursuant to its respective Transfer Supplement.

               "Covered Portion" shall mean the portion of the Class A Principal Balance equal to the Class A Invested Amount.

               "CP Conduit" shall mean any Class A Purchaser which is designated as a CP Conduit in the Joinder Supplement or the Transfer Supplement pursuant to which it became a party to this Agreement.

               "CSFB" has the meaning specified in the preamble to this Agreement.

               "Dissenting Purchaser" has the meaning specified in subsection 2.2(d) of this Agreement.

               "Downgraded Purchaser" has the meaning specified in subsection 8.1(j) of this Agreement.

               "Election Period" has the meaning specified in subsection 2.2(d) of this Agreement.

               "Estimated Interest Adjustment" has the meaning specified in subsection 2.3(k) of this Agreement.

               "Excluded Taxes" has the meaning specified in subsection 2.5(a) of this Agreement.

               "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Increase Notice" shall mean a notice delivered by the Issuer to the Administrative Agent and each Agent pursuant to Section 7.04 of the Supplement requesting a Class A Note Principal Balance Increase.

               "Indemnitee" has the meaning specified in subsection 2.6(a) of this Agreement.

               "Indenture Trustee" has the meaning specified in the recitals to this Agreement.

               "Initial Purchaser Group" shall mean the Purchaser Group which includes the initial CP Conduit which is a party to this Agreement.

               "Investing Office" shall mean initially, the office of any Class A Purchaser (if any) designated as such, in the Joinder Supplement or the Transfer Supplement by which it became a party to this Agreement, and thereafter, such other office of such Class A Purchaser or such Assignee as may be designated in writing to the applicable Agent, the Administrative Agent, the Issuer, the Servicer and the Indenture Trustee by such Class A Purchaser or Assignee.

               "Investment Letter" has the meaning specified in subsection 8.1(a) of this Agreement.

               "JCC" shall mean Jewelers Credit Corporation, a Delaware corporation which is a subsidiary of Z Del.

               "JNB" has the meaning specified in the preamble to this Agreement.

               "LIBOR Rate" shall mean, with respect to any Interest Accrual Period or portion thereof, the rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period (or portion) thereof, as shown under the heading "USD" as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof) are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be the rate per annum equal to the average of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period equal to such Interest Accrual Period (or portion thereof), it being understood that if at least two such quotations are provided, the rate shall be the arithmetic mean of such provided rates; provided further that if fewer than two such rates are provided, the rate shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrative Agent, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period to leading European banks for Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof); provided further that if the LIBOR Rate is not established for any such Interest Accrual Period as otherwise provided above, the LIBOR Rate for such Interest Accrual Period shall equal the LIBOR Rate for the immediately preceding Interest Accrual Period.

               "LIBOR Reserve Percentage" shall mean, with respect to any Interest Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

               "Liquidity Percentage" shall mean, for a Liquidity Purchaser for a CP Conduit, such Liquidity Purchaser's Adjusted Commitment with respect to such CP Conduit as a percentage of the aggregate Adjusted Commitments of all Liquidity Purchasers for such CP Conduit.

               "Liquidity Purchaser" shall mean, with respect to a CP Conduit, each Class A Purchaser identified as a Liquidity Purchaser for such CP Conduit in the Joinder Supplement or the Transfer Supplement pursuant to which such CP Conduit became a party hereto, and any Assignee of such Class A Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Class A Purchaser. In the event that a Liquidity Purchaser acquires a portion of the Class A Principal Balance from its related CP Conduit by Assignment, such

Liquidity Purchaser shall thereupon become a Committed Purchaser holding a Commitment as such in an amount equal to the Class A Principal Balance so acquired and cease to be a Liquidity Purchaser in respect of such Commitment.

               "Maximum Purchase Amount" shall mean, for any CP Conduit, the aggregate Commitments of its Liquidity Purchasers.

               "Nonextending Class A Purchaser" shall mean, after its respective Commitment Expiration Date, each Committed Purchaser or Liquidity Purchaser which has declined to extend such Commitment Expiration Date in accordance with subsection 2.2(d) hereof, to the extent not replaced pursuant to subsection 2.2(e).

               "Note Rate Determination Date" shall mean, for any Interest Accrual Period, the third Business Day prior to the Payment Date which follows the end of such Interest Accrual Period.

               "Partial Commitment Expiration Date" shall mean the date of the occurrence of a Partial Expiration Event.

               "Partial Expiration Event" has the meaning specified in subsection 2.2(d) of this Agreement and shall include the occurrence of the Step-Down Date.

               "Participant" has the meaning specified in subsection 8.1(d) of this Agreement.

               "Participation" has the meaning specified in subsection 8.1(d) of the Agreement.

               "Percentage Interest" shall mean, for a Class A Purchaser on any day, the percentage equivalent of (a) the sum of (i) the portion of the Class A Initial Invested Amount (if any) purchased by such Class A Purchaser, plus (ii) the aggregate portion of Class A Note Principal Balance Increases (if any) purchased by such Class A Purchaser prior to such day pursuant to Section 7.04 of the Supplement, plus (iii) any portion of the Class A Principal Balance acquired by such Class A Purchaser as an Assignee from another Class A Purchaser pursuant to a Transfer Supplement executed and delivered pursuant to Section 8.1 of this Agreement, minus (iv) the aggregate amount of principal payments made to such Class A Purchaser prior to such day, minus (v) any portion of the Class A Principal Balance assigned by such Class A Purchaser to an Assignee pursuant to a Transfer Supplement executed and delivered pursuant to Section 8.1 of this Agreement, divided by (b) the aggregate Class A Principal Balance on such day.

               "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

               "Prime Rate" shall mean, for any day, the higher of (i) the base commercial lending rate per annum announced from time to time by CSFB in New York in effect on such day, or (ii) the interest rate per annum quoted by CSFB at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by CSFB plus one-half of one percent (0.50%). (The Prime Rate is not intended to represent the lowest rate charged by CSFB for extensions of credit.)

               "Purchase and Servicing Agreement" has the meaning specified in the recitals to this Agreement.

               "Purchase Date" shall mean the Closing Date and each Increase
Date.

               "Purchase Termination Date" shall mean, for a Class A Purchaser, the first to occur of (i) in the case of a Committed Purchaser or Liquidity Purchaser, the Commitment Expiration Date for such Class A Purchaser or, in the case of a CP Conduit, the latest Commitment Expiration Date for any of its Liquidity Purchasers, or (ii) the Early Amortization Commencement Date.

               "Purchaser Group" shall mean each group of Class A Purchasers consisting of (i) a CP Conduit, (ii) the Liquidity Purchasers with respect to such CP Conduit, and (iii) any Committed Purchasers which are assignees of such CP Conduit or any such Liquidity Providers.

               "Purchaser Percentage" shall mean, with respect to a Committed Purchaser or CP Conduit, its Commitment or Maximum Purchase Amount, as the case may be, as a percentage of the Total Commitment.

               "Reference Banks" shall mean CSFB, and Bank One Texas, N.A.

               "Regulatory Change" shall mean, as to each Class A Purchaser, any change occurring after the date of the execution and delivery of this Agreement or, if later, the date of the execution and delivery of the Transfer Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective, or in the case of an Affected Party, any change occurring after the date it became such an Affected Party, in any (or the adoption after such date of any new):

               (1) United States Federal or state law or foreign law applicable to such Class A Purchaser, Affected Party or Participant; or

               (2) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Class A Purchaser, Affected Party or Participant of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary or other Governmental Authority or central bank having jurisdiction over such Class A Purchaser, Affected Party or Participant.

               "Related Documents" shall mean, collectively, this Agreement (including all effective Supplemental Fee Letters and Transfer Supplements), the Base Indenture, the Supplement, the Purchase and Servicing Agreement, the Trust Agreement, the Series 1999-A Notes and the Transaction Documents.

               "Replacement Purchaser" has the meaning specified in subsection 8.1(l).

               "Required Class A Owners" shall mean, at any time, Class A Owners having more than two-thirds of the aggregate Percentage Interests of all Class A Owners.

               "Required Class A Purchasers" shall mean, at any time, Committed Purchasers and Liquidity Purchasers having Commitments aggregating more than two-thirds of the Total Commitment.

               "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

               "Risk Portion" shall mean the portion of the Class A Principal Balance equal to the excess thereof over Class A Invested Amount.

               "Risk Rate" shall mean, for any day, a rate per annum equal to the sum of (i) the Prime Rate in effect for such day, plus (ii) 2.00%.

               "Step-Down Date" shall mean the first to occur of (i) October 15, 1999, or (ii) the date on which the Issuer shall have issued any additional Series of Notes pursuant to the Base Indenture.

               "Supplement" has the meaning specified in the recitals to this Agreement.

               "Supplemental Fee Letter" shall mean, with respect to each Purchaser Group, the letter agreement, designated therein as a Supplemental Fee Letter with respect to such Purchaser Group and then in effect, between the Issuer and the Agent for such Purchaser Group, as such letter agreement may be amended or otherwise modified from time to time.

               "Support Advances" shall mean, with respect to a Liquidity Purchaser and its related CP Conduit, any participation held by such Liquidity Purchaser in such CP Conduit's Percentage Interest in the Class A Principal Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Liquidity Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit's making or maintaining its purchases hereunder (but excluding any such loans or advances made to fund such CP Conduit's obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

               "Support Facility" shall mean any liquidity or credit support agreement with a CP Conduit which relates to this Agreement (including any agreement to purchase an assignment of or participation in Class A Notes).

               "Support Party" shall mean any other bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in Class A Notes) under a Support Facility. Each Liquidity Purchaser for a CP Conduit which is a CP Conduit shall be deemed to be a Support Party for such CP Conduit.

               "Taxes" has the meaning specified in subsection 2.5(a) of this Agreement.

               "Termination Event" shall mean the occurrence of an Early Amortization Event, a Series 1999-A Early Amortization Event or a Servicer Default, or the occurrence of an event or condition which would be an Early Amortization Event, a Series 1999-A Early Amortization Event or a Servicer Default but for a waiver of or failure to declare or determine such event by the Noteholders or the Trustee; provided, however, that the occurrence of an event or circumstance which constitutes or would constitute an Early Termination Event solely under clause (iv) of Section 10.01 of the Indenture with respect to a Series other than Series 1999-A shall not constitute a Termination Event.

               "Total Commitment" shall mean, on any date of determination, the aggregate Commitments of the Committed Purchasers and the Liquidity Purchasers.

               "Transfer" has the meaning specified in subsection 8.1(c) of this Agreement.

               "Transferee" has the meaning specified in subsection 8.1(c) of this Agreement.

               "Transfer Supplement" has the meaning specified in subsection 8.1(e) of this Agreement.

               "Trust" has the meaning specified in the recitals to this Agreement.

               "written" or "in writing" (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

               "Z Del" has the meaning specified in the preamble to this Agreement.

               "Zale" shall mean Zale Corporation, a Delaware corporation.

               "Zale Party" shall have the meaning specified in Section 5.1 of this Agreement.


        1.2    Other Definitional Provisions.

               (2) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

               (3) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

               ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS

               2.1 Purchases.

               (a) On and subject to the terms and conditions of this Agreement,
(i) each CP Conduit may purchase Class A Notes on the Closing Date representing a Class A Principal Balance equal to its Purchaser Percentage of the Class A Initial Invested Amount and (ii) each Liquidity Purchaser for each Purchaser Group, severally, agrees to purchase, to the extent not purchased by the CP Conduit in its Purchaser Group, its Liquidity Percentage of the Class A Initial Invested Amount, in either case for a purchase price equal to the portion of the Class A Initial Invested Amount so purchased.

               (b) On and subject to the terms and conditions of this Agreement and prior to its Purchase Termination Date, (i) each CP Conduit may purchase its Purchaser Percentage of any Class A Note Principal Balance Increase offered for purchase pursuant to Section 7.04 of the Supplement, and (ii) each Committed Purchaser (if any), severally, agrees to purchase its Purchaser Percentage of the Class A Note Principal Balance Increase so offered for purchase, in each case for a purchase price equal to the Class A Note Principal Balance Increase so purchased.

               (c) The purchase of the Class A Initial Invested Amount hereunder shall be made on prior notice from the Issuer to the Administrative Agent and each Agent received not later than 4:00 p.m., New York City time, on the Business Day preceding the Closing Date. Each purchase of any Class A Note Principal Balance Increase hereunder on the applicable Increase Date shall be in accordance with the provisions of Section 7.04 of the Supplement. Each Increase Notice shall be irrevocable. Each Agent shall promptly forward a copy of each Increase Notice received by it to each Class A Purchaser in its Purchaser Group.

               (d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., New York City time, on the applicable Purchase Date whether it has elected to make the purchase offered to it pursuant to subsection 2.1(a) or 2.1(b), as applicable, of this Agreement. In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such purchase. Such Agent shall notify each Liquidity Purchaser for such CP Conduit on or prior to 11:00 a.m., New York City time, on the applicable Purchase Date if such CP Conduit has not elected to purchase its entire Purchaser Percentage of the Class A Initial Invested Amount or the Class A Note Principal Balance Increase, as the case may be, which notice shall specify (i) the identity of such CP Conduit, (ii) the portion of the Class A Initial Invested Amount or the Class A Note Principal Balance Increase, as the case may be, which such CP Conduit has not elected to purchase as provided above, and (iii) the respective Liquidity Percentages of such Liquidity Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article 3 hereof, each of such CP Conduit's Liquidity Purchasers shall make a purchase of Class A Notes on the applicable Purchase Date in an amount equal to its Liquidity Percentage of the portion of the Class A Initial Invested Amount or the Class A Note Principal Balance Increase, as the case may be, which such CP Conduit has not elected to purchase, for a purchase price equal to the Class A Initial Invested Amount or the Class A Note Principal Balance Increase, as the case may be, so purchased.

               (e) Each Class A Purchaser's purchase price payable pursuant to subsection 2.1(a), 2.1(b) or 2.1(d) of this Agreement shall be made available to the Agent for its Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3 hereof, at or prior to 2:00 p.m., New York City time, on the applicable Purchase Date, by deposit of immediately available funds to an account of such Agent specified in subsection 9.2(b) of this Agreement. Such Agent shall promptly notify the Issuer in the event that any Class A Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent's receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3 hereof, as determined by such Agent, such Agent will not later than 4:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of Issuer in the United States specified in the applicable Increase Notice or, in the case of the purchase on the Closing Date, specified in writing by the Issuer to such Agent not later than the Business Day prior to the Closing Date.

               (f) In the event that notwithstanding the fulfillment of the applicable conditions set forth in Article 3 hereof with respect to a purchase, a CP Conduit elected to make a purchase on a Purchase Date but failed to make its purchase price available to the Agent for its Purchaser Group when required by subsection 2.1(e) of this Agreement, such CP Conduit shall be deemed to have rescinded its election to make such purchase, and neither the Issuer, the Seller nor any other party shall have any claim against such CP Conduit by reason for its failure to timely make such purchase. In any such case, such Agent shall give notice of such failure not later than 2:30 p.m., New York City time, on the Purchase Date to each Liquidity Purchaser for such CP Conduit and to the Issuer, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the purchase which it had elected but failed to make and (iii) the respective Liquidity Percentages of such Liquidity Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice, each of such CP Conduit's Liquidity Purchasers shall purchase a portion of the Class A Principal Balance in an amount equal to its Liquidity Percentage of the amount described in clause (ii) above at or before 4:00 p.m., New York City time, on such Purchase Date and otherwise in accordance with subsection 2.1(d) of this Agreement. Subject to such Agent's receipt of such funds, such Agent will not later than 5:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in subsection 2.1(e) of this Agreement, which payment shall be deemed to be timely for purposes of subsection 7.04(c) of the Supplement.

               (g) The Agent for each Purchaser Group shall notify the Issuer, the Servicer, the Indenture Trustee and each Class A Purchaser in its Purchaser Group on the Closing Date (in the case of the purchase of the Class A Initial Invested Amount) or not later than the Business Day following the applicable Increase Date (in the case of any purchases of Class A Note Principal Balance Increases) of the identity of each Class A Purchaser in such Purchaser Group which purchased any portion of the Class A Initial Invested Amount or any Class A Note Principal Balance Increase on such Purchase Date, whether such Class A Purchaser was a CP Conduit, a Committed Purchaser or a Liquidity Purchaser and the portion of the Class A Initial Invested Amount or Class A Note Principal Balance Increase purchased by such Class A Purchaser.

               (h) In no event shall a Committed Purchaser be required on any date to purchase a Class A Note Principal Balance Increase which would result in its Percentage Interest of the Class A Principal Balance, determined after giving effect to such purchase, exceeding its Commitment, and in no event shall a Liquidity Purchaser be required on any date to purchase a Class A Note Principal Balance Increase which would result in its Percentage Interest of the Class A Principal Balance, determined after giving effect to such purchase, exceeding its Adjusted Commitment. In no event may any Class A Note Principal Balance Increase be offered for purchase hereunder or under Section 7.04 of the Supplement, nor shall any Class A Purchaser be obligated to purchase any Class A Note Principal Balance Increase, to the extent that, after giving effect to such Class A Note Principal Balance Increase, the Class A Principal Balance would exceed the lesser of the Total Commitment or the Class A Purchase Limit.

               (i) The Class A Purchasers in each Purchaser Group hereby direct that the Class A Notes be registered in the name of the Agent for such Purchaser Group, as nominee on behalf of the Class A Purchasers in such Purchaser Group from time to time hereunder.

               2.2 Reductions and Extensions of Commitments.

               (a) At any time the Issuer may, upon at least five Business Days' prior written notice to the Agent, reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof (or such other amount requested by the Issuer to which the Agent consents). Reductions of the aggregate Commitments pursuant to this subsection 2.2(a) of this Agreement shall be allocated (i) to the Commitment of each Committed Purchaser and the Maximum Purchase Amount of each CP Conduit, pro rata based on the Purchaser Percentage represented by such Commitment or Maximum Purchase Amount, and (ii) to the aggregate Commitments of Liquidity Purchasers for each CP Conduit pro rata based on their respective Liquidity Percentages.

               (b) On the Step-Down Date, the aggregate Commitments of all Liquidity Purchasers and Committed Purchasers in the Initial Purchaser Group shall automatically be reduced to the extent they exceed $150,000,000. Any such reduction will be allocated (i) to the Commitment of each Committed Purchaser (if any) in such Purchaser Group and to the Maximum Purchase Amount of the CP Conduit in such Purchaser Group, pro rata based on the Purchaser Percentage represented by such Commitment or Maximum Purchase Amount, and (ii) to the aggregate Commitments of Liquidity Purchasers in the Initial Purchaser Group pro rata based on their respective Liquidity Percentages.

               (c) On the Purchase Termination Date for a Committed Purchaser or Liquidity Purchaser, the Commitment of such Class A Purchaser shall be automatically reduced to zero.

               (d) So long as no Termination Event has occurred and is continuing, no more than 120 and no less than 90 days prior to the applicable Commitment Expiration Date, the Seller may request, through the Administrative Agent, that each Committed Purchaser and Liquidity Purchaser extend its Commitment Expiration Date for a 364-day period as herein provided, which decision will be made by each Committed Purchaser and Liquidity Purchaser in its sole discretion. Upon receipt of any such request, the Administrative Agent shall promptly notify each Agent thereof, which shall notify each Committed Purchaser and Liquidity Purchaser in its Purchaser Group thereof. At least 30 but not more than 60 days prior to the applicable Commitment Expiration Date (the "Election Period"), each Committed Purchaser and Liquidity Purchaser shall notify the Agent for its Purchaser Group of its willingness or refusal to so extend its Commitment Expiration Date, and such Agent shall notify the Seller and the Administrative Agent of such willingness or refusal by the Committed Purchasers and Liquidity Purchasers not later than the Business Day following the last day of the Election Period. No Liquidity Purchaser may consent to an extension of its Commitment Expiration Date without the consent of each CP Conduit, if any, for which it acts as a Liquidity Purchaser. Any Committed Purchaser or Liquidity Purchaser which notifies the applicable Agent of its refusal to extend or which does not expressly notify such Agent that it is willing to extend its Commitment Expiration Date during the applicable Election Period shall be deemed to be (x) a Nonextending Class A Purchaser after the Commitment Expiration Date then in effect (such occurrence, unless such Nonextending Class A Purchaser is replaced pursuant to subsection 2.2(e) of this Agreement, a

"Partial Expiration Event") and (y) a "Dissenting Purchaser" from the date of its refusal notice or the end of the applicable Election Period. If (i) one or more Committed Purchasers or Liquidity Purchasers have agreed to extend the Commitment Expiration Date, and (ii) at the end of the applicable Election Period, no Termination Event shall have occurred, the Commitment Expiration Date then in effect for each such Committed Purchaser and Liquidity Purchaser shall be extended to the date which is 364 days following the first day of the Election Period or, if such day is not a Business Day, the next preceding Business Day; provided that if not all Committed Purchasers and Liquidity Purchasers have agreed to such extension, the Seller may elect, by notice to the Administrative Agent, the Issuer and each Agent delivered not later than five Business Days prior to the end of the Election Period, not to have such extension become effective.

               (e) Within two Business Days following the end of an Election Period, the Agent for each Purchaser Group shall notify each other Class A Purchaser in such Purchaser Group, the Administrative Agent, the Issuer, the Seller and the Servicer of the identity of any Dissenting Purchaser and the amount of its Commitment. Such Agent, the Seller and, if the Dissenting Purchaser is a Liquidity Purchaser, the affected CP Conduit may (but shall not be required to) request one or more other Class A Purchasers in such Purchaser Group, with the consent of the Agent (which shall not be unreasonably withheld) and, if the Dissenting Purchaser is a Liquidity Purchaser, the affected CP Conduit in its sole discretion, or seek another financial institution reasonably acceptable to such Agent and, if the Dissenting Purchaser is a Liquidity Purchaser acceptable to the affected CP Conduit in its sole discretion, to acquire all or a portion of the Commitment of the Dissenting Purchaser and all amounts payable to it hereunder and under the Indenture in accordance with
Section 8.1 of this Agreement. Each Dissenting Purchaser hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder and under the Indenture to a replacement investor identified by the Agent for its Purchaser Group in accordance with the preceding sentence, subject to ratable payment of such Dissenting Purchaser's Percentage Interest of the Class A Principal Balance, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.

               (f) The Class A Purchasers in the Initial Purchaser Group and the Agent therefor shall become parties to this Agreement by entering into Joinder Supplements with the Issuer and the Administrative Agent, substantially in the form of Exhibit C. The Total Commitment may be increased by the Issuer, at the direction of the Seller, from time to time, to an amount not exceeding $350,000,000, minus (unless the Administrative Agent otherwise consents) the aggregate amount of the reductions of the Total Commitment pursuant to subsection 2.2(a), by (i) with respect to a Purchaser Group, the increase of the Commitment of one or more Liquidity Purchasers in such Purchaser Group or the addition of one or more Liquidity Purchasers in such Purchaser Group, with the consent of the CP Conduit and each affected Liquidity Purchaser in such Purchaser Group, or (ii) by the addition of one or more Purchaser Groups with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), each consisting of a CP Conduit and one or more Liquidity Purchasers; provided, however, that no such increase shall become effective unless (A) such increasing or new Liquidity Purchaser and, if applicable, such CP Conduit shall have entered into an appropriate amendment or supplement to this Agreement (or its Assignment) reflecting such increased or new Commitment or, in the case of a CP Conduit, its Maximum Purchase Amount, (B) after giving effect to such increase and to any concurrent increase in the Class B Invested Amount pursuant to the Supplement, the Class B Invested Amount shall equal at least the Class B Enhancement Percentage times the sum of the Total Commitment plus the Class B Invested Amount, and (C) such conditions, if any, as the Administrative Agent shall have reasonably required in connection with such increase or addition shall have been satisfied.

               2.3 Interest, Fees, Expenses, Payments, Etc.

               (a) Except as otherwise provided in subsection 2.3(b) of this Agreement, each CP Conduit's Percentage Interest of the Covered Portion of the Class A Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of such CP Conduit's Commercial Paper Rate plus the applicable Class A Program Utilization Fee Rate. Each CP Conduit's commercial paper tranches will be selected by such CP Conduit or its administrator, after consultation with the Seller, to the extent reasonably practicable. Each Committed Purchaser's Percentage Interest and each Liquidity Purchaser's Percentage Interest of the Covered Portion of the Class A Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of the Alternative Rate plus the applicable Class A Program Utilization Fee Rate. Each Class A Purchaser's Percentage Interest of the Risk Portion of the Class A Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of the Risk Rate from time to time in effect plus the applicable Class A Program Utilization Fee Rate. The "Class A Interest Rate" for each Interest Accrual Period shall equal the dollar weighted average (based on the respective applicable portions of the Class A Principal Balance) of the interest rates for such Interest Accrual Period determined as provided in this subsection 2.3(a) and in subsection 2.3(b) of this Agreement.

               (b) If and to the extent that, and only for so long as, a CP Conduit at any time determines for any reason whatsoever that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion of the Class A Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such CP Conduit to the Agent for its Purchaser Group and the Issuer, such portion of such CP Conduit's Percentage Interest of the Class A Principal Balance shall bear interest at a rate per annum equal to the sum of the Alternative Rate plus the applicable Class A Program Utilization Fee Rate, rather than as otherwise determined pursuant to subsection 2.3(a) of this Agreement.

               (c) The Class A Notes and interest thereon shall be paid as provided in the Indenture, and each Agent shall allocate to the Class A Owners in its Purchaser Group each payment in respect of the Class A Notes received by such Agent in its capacity as Class A Noteholder as provided herein. Except as otherwise provided in the Indenture, payments in reduction of the portion of the Class A Principal Balance evidenced by a Class A Note shall be allocated and applied to Class A Owners of such Class A Note pro rata based on their respective Percentage Interests of the Class A Principal Balance, or in any such case in such other proportions as each affected Class A Purchaser may agree upon in writing from time to time with such Agent and the Issuer; provided that from and after the occurrence of a Partial Expiration Event until the earlier to occur of (i) the Purchase Termination Date for all Class A Purchasers and (ii) the date on which (A) the aggregate amount of payments in reduction of the Class A Principal Balance made after the related Partial Commitment Expiration Date equals (B) the related Class A Mandatory Partial Amortization Amount, payments on a Class A Note in reduction of the portion of the Class A Principal Balance evidenced by such Class A Note shall be allocated and applied to Nonextending Class A Owners of such Class A Note pro rata based on their respective Percentage Interests of the Class A Principal Balance; provided that in the case of the Step-Down Date, the related Class A Mandatory Partial Amortization Amount shall be allocated and applied to Class A Purchasers in the Initial Purchaser Group pro rata based, for each such Class A Purchaser, on the amount by which its Percentage Interest of the Class A Invested Amount exceeds its Commitment or Maximum Purchase Amount (as applicable), after giving effect to the reduction thereof on the Step-Down Date pursuant to subsection 2.2(b) hereof. Payments of interest in respect of the portion of the Class A Principal Balance evidenced by a Class A Note shall be allocated and applied to Class A Owners of such Class A Note pro rata based upon the respective amounts of interest owed to them, determined as provided above in this Section 2.3.

               (d) The Seller agrees to pay to each Agent for the account of Class A Purchasers in its Purchaser Group the Class A Program Commitment Fee and other amounts set forth in the Supplemental Fee Letter for such Purchaser Group at the times specified therein. Each Class A Purchaser in a Purchaser Group shall be entitled to receive the share of the Class A Program Commitment Fee as may be agreed upon from time to time between such Class A Purchaser and the Agent for such Purchaser Group.

               (e) The Seller agrees to pay on demand (i) to the Administrative Agent and the initial Class A Purchasers all reasonable costs and expenses in connection with the preparation, execution, delivery and initial syndication of this Agreement and each related Support Facility, and the other documents to be delivered hereunder or in connection herewith, (ii) to the Administrative Agent and each Agent and Class A Purchaser all reasonable costs and expenses in connection with the administration (including any requested amendments, waivers or consents of any of the Related Documents) of this Agreement and the Related Documents and Support Facilities, including in each case the reasonable fees and out-of-pocket expenses of counsel with respect thereto, and (iii) to the Administrative Agent and each Agent and Class A Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of any of the Related Documents, and the other documents delivered thereunder or in connection therewith.

               (f) The Seller agrees to pay on demand any and all stamp, transfer and other taxes (other than Taxes covered by Section 2.5 hereof) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility or the other documents and agreements to be delivered hereunder and thereunder or otherwise in connection with the issuance of Series 1999-A Notes, and agrees to save each Class A Purchaser and Agent and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

               (g) Any fees or other amounts payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid on the due date thereof (including interest payable pursuant to this clause (g)) and Carryover Class A Interest shall accrue interest (after as well as before judgment) at the Risk Rate from time to time in effect from and including the due date thereof to but excluding the date such amount is actually paid.

               (h) Unless otherwise specified in an applicable Supplemental Fee Letter, interest calculated by reference to the Commercial Paper Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the Supplemental Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

               (i) All payments to be made hereunder or under the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the due date thereof to the Administrative Agent or the applicable Agent, as the case maybe, at its account specified in subsection 9.2(b) hereof, in United States dollars and in immediately available funds. Payments received by such Agent after 2:00 p.m., New York City time, shall be deemed to have been made on the next Business Day. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Issuer, the Indenture Trustee, the Seller or the Servicer makes a payment to the Administrative Agent or an Agent or Class A Purchaser or (ii) the Administrative Agent or an Agent or Class A Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Administrative Agent or such Agent or Class A Purchaser, as the case may be.

               (j) At or before 4:00 p.m., New York City time, on each Note Rate Determination Date, each CP Conduit shall notify the Agent for its Purchaser Group of (i) its Commercial Paper Rate, if applicable, in effect for the related Interest Accrual Period, and (ii) if applicable, the date on which the Alternative Rate became applicable to its Percentage Interest of the Class A Principal Balance or a portion thereof pursuant to subsection 2.3(b) of this Agreement. Such notification may be based on such CP Conduit's good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit, and in such case, such CP Conduit shall notify such Agent at or before 4:00 p.m., New York City time, on the following Note Rate Determination Date of the amount of any variation between interest payable to such CP Conduit for the applicable Interest Accrual Period based on such estimate and interest which should have been payable to such CP Conduit for such Interest Accrual Period based on its final determination of the applicable Commercial Paper Rate. The amount of any shortfall in interest based on such variation shall be included in the portion of Class A Monthly Interest payable to such CP Conduit for the following Interest Accrual Period, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Class A Monthly Interest otherwise payable to such CP Conduit for the following Interest Accrual Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Class A Purchasers, each Agent, the Issuer, the Seller, the Servicer and the Indenture Trustee in the absence of manifest error.

               (k) On each Note Rate Determination Date, (i) the Agent for each Purchaser Group shall notify the Servicer, with respect to such Purchaser Group, of the applicable Commercial Paper Rates and the Class A Program Utilization Fee Rate for the related Interest Accrual Period, and, if applicable, the dates on which the Alternative Rate was applicable to the Percentage Interest of the Class A Principal Balance owed to any member of its Purchaser Group, and (ii) the Administrative Agent shall notify the Servicer of the Alternative Rate and the Risk Rate, if applicable, for the related Interest Accrual Period. For such purposes, the Agents may rely conclusively on notices from CP Conduits as to the interest rate or rates from time to time applicable to their respective Percentage Interest of the Class A Principal Balance. Such notification from an Agent may be based on such CP Conduit's estimate of the Commercial Paper Rate as provided to such Agent pursuant to subsection 2.3(j) hereof, if the actual rate and amount is not then known to such Agent. In any such case, such Agent shall notify the Servicer and the Indenture Trustee on or before the following Note Rate Determination Date of the amount of any variation between the estimated amount of interest payable on Class A Notes accrued at the Commercial Paper Rate and the actual amount thereof for the preceding Interest Accrual Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Accrual Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Accrual Period. Any positive Estimated Interest Adjustment for an Interest Accrual Period shall be deemed not due on the Payment Date for such Interest Accrual Period, but shall be due on the next following Payment Date. An Estimated Interest Adjustment shall not bear interest, unless not paid when due as provided in the preceding sentence. Each determination of the Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Class A Program Utilization Fee Rate by the Administrative Agent or an Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Class A Purchasers, the Issuer, the Servicer and the Indenture Trustee in the absence of manifest error.

               2.4 Requirements of Law.

               (a) In the event that any Class A Purchaser shall have reasonably determined that any Regulatory Change shall:

                   (i) subject such Class A Purchaser to any tax of any kind whatsoever with respect to this Agreement, its Commitment or its beneficial interest in the Class A Notes, or change the basis of taxation of payments in respect thereof(except for Taxes covered by Section 2.5 hereof and taxes included in the definition of Excluded Taxes in subsection 2.5(a) hereof); or

                   (ii) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Class A Purchaser;

and the result of any of the foregoing is to increase the cost to such Class A Purchaser, by an amount which such Class A Purchaser deems to be material, of maintaining its Commitment or its interest in the Class A Notes or to reduce any amount receivable in respect thereof, then, in any such case, after submission by such Class A Purchaser to the Agent for its Purchaser Group of a written request therefor and the submission by such Agent to the Issuer and the Servicer of such written request therefor, the Issuer shall pay to such Agent for the account of such Class A Purchaser any additional amounts necessary to compensate such Class A Purchaser for such increased cost or reduced amount receivable, to the extent not already reflected in the applicable interest rate, together with interest on any such unpaid amount from the Payment Date following receipt by the Issuer of such request for compensation under this subsection 2.4(a) of this Agreement, if such request is received by the Issuer at least five Business Days prior to the Determination Date related to such Payment Date, and otherwise from the following Payment Date, until payment in full thereof (after as well as before judgment) at the Prime Rate in effect from time to time.

               (b) In the event that any Class A Purchaser shall have determined that any Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on such Class A Purchaser's capital or on the capital of any Person controlling such Class A Purchaser as a consequence of its obligations hereunder or its maintenance of its Commitment or its interest in the Class A Notes to a level below that which such Class A Purchaser or such Person could have achieved but for such Regulatory Change (taking into consideration such Class A Purchaser's or such Person's policies with respect to capital adequacy) by an amount deemed by such Class A Purchaser or such Person to be material, then, from time to time, after submission by such Class A Purchaser to the Agent for its Purchaser Group of a written request therefor and submission by such Agent to the Issuer and the Servicer of such written request therefor, the Issuer shall pay to such Agent for the account of such Class A Purchaser such additional amount or amounts as will compensate such Class A Purchaser or such Person, as applicable, for such reduction, together with interest on any such unpaid amount from the Payment Date following receipt by the Issuer of such request for compensation under this subsection 2.4(b), if such request is received by the Issuer at least five

Business Days prior to the Determination Date related to such Payment Date, and otherwise from the following Payment Date, until payment in full thereof (after as well as before judgment) at the Prime Rate in effect from time to time. Nothing in this subsection 2.4(b) shall be deemed to require the Issuer to pay any amount to a Class A Purchaser to the extent such Class A Purchaser has been compensated therefor under another provision of this Agreement or to the extent such amount is already reflected in the applicable interest rate.

               (c) Each Class A Purchaser agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to subsections 2.4(a) and 2.4(b) of this Agreement, including but not limited to designating a different Investing Office for its Class A Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof and will not, in the opinion of such Class A Purchaser, be unlawful or otherwise disadvantageous to such Class A Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class A Purchaser or in an increase in the aggregate amount payable under subsections 2.4(a) and 2.4(b) hereof.

               (d) Each Class A Purchaser claiming increased amounts described in subsection 2.4(a) or 2.4(b) of this Agreement will furnish to the Agent for its Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Class A Purchaser for any such increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof. Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. Failure on the part of any Class A Purchaser to demand compensation for any amount pursuant to subsection 2.4(a) or 2.4(b) hereof with respect to any period shall not constitute a waiver of such Class A Purchaser's right to demand compensation with respect to such period ; provided, however, that notwithstanding the foregoing provisions of this Section 2.4, a Class A Purchaser shall not be compensated for any such amount relating to any period ending, and of which such Class A Purchaser has had knowledge, more than six months prior to the date that such Class A Purchaser notifies the Issuer in writing thereof or for any amounts resulting from a change by any Class A Purchaser of its Investing Office (other than changes required by law).

               2.5 Taxes.

               (a) All payments made to the Class A Purchasers, the Agents or the Administrative Agent under this Agreement and the Indenture (including all amounts payable with respect to the Class A Notes) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), excluding (i) income taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Class A Purchaser or Agent or the Administrative Agent (as the case may be) or the gross receipts or income of such Class A Purchaser or Agent or the Administrative Agent (as the case may be); (ii) any Taxes that would not have been imposed but for the failure of such Class A Purchaser or Agent or the Administrative Agent, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Class A Purchaser or Agent or the Administrative Agent, as applicable; and (iii) any Taxes imposed as a result of a change by any Class A Purchaser of the Investing Office (other than changes mandated by this Agreement, including subsection 2.4(c) hereof, or required by law) (all such excluded taxes being hereinafter called "Excluded Taxes"). If any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Class A Purchaser or Agent or the Administrative Agent hereunder or under the Indenture, then after submission by any Class A Purchaser to the Agent for its Purchaser Group (in the case of an amount payable to a Class A Purchaser) and by any Agent or the Administrative Agent to the Issuer and the Servicer of a written request therefor, the amounts so payable to such Class A Purchaser or Agent or the Administrative Agent, as applicable, shall be increased, and the Issuer shall pay to the applicable Agent for the account of such Class A Purchaser or for its own account or to the Administrative Agent, as applicable, the amount of such increase to the extent necessary to yield to such Class A Purchaser or Agent or the Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the Indenture; provided, however, that the amounts so payable to such Class A Purchaser or Agent or the Administrative Agent shall not be increased pursuant to this subsection 2.5(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.5(c) hereof. Whenever any Taxes are payable on or with respect to amounts distributed to a Class A Purchaser or Agent or the Administrative Agent, as promptly as possible thereafter the Servicer shall send to the Agent, on behalf of such Class A Purchaser, or to such Agent or the Administrative Agent, as applicable, a certified copy of an original official receipt showing payment thereof. If the Issuer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Class A Purchaser, or to such Agent or the Administrative Agent, as applicable, the required receipts or other required documentary evidence, the Issuer shall pay to such Agent on behalf of such Class A Purchaser or to such Agent or the Administrative Agent for its own account, as applicable, any incremental taxes, interest or penalties that may become payable by such Class A Purchaser or Agent or the Administrative Agent, as applicable, as a result of any such failure.

               (b) A Class A Purchaser claiming increased amounts under subsection 2.5(a) hereof for Taxes paid or payable by such Class A Purchaser will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Class A Purchaser for such Taxes, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. An Agent or the Administrative Agent claiming increased amounts under subsection 2.5(a) hereof for its own account for Taxes paid or payable by such Agent or the Administrative Agent , as applicable, will furnish to the Issuer and the Servicer a certificate prepared in good faith setting forth the basis and amount of each request by the Agent or the Administrative Agent for such Taxes. Any such certificate of a Class A Purchaser or Agent or the Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Class A Purchaser or Agent or the Administrative

Agent to demand additional amounts pursuant to subsection 2.5(a) of this Agreement with respect to any period shall not constitute a waiver of the right of such Class A Purchaser or Agent or the Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Agent on behalf of such Class A Purchaser or to such Agent or the Administrative Agent for its own account, as the case may be, on the Payment Date following receipt by the Issuer of such certificate, if such certificate is received by the Issuer at least five Business Days prior to the Determination Date related to such Payment Date and otherwise shall be due and payable on the following Payment Date (or, if earlier, on the Series 1999-A Termination Date).

               (c) Each Class A Purchaser and each Participant holding an interest in Class A Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Servicer, the Indenture Trustee, the applicable Agent and the Administrative Agent (i) if such Class A Purchaser or Participant is not incorporated under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form 4224 or successor applicable forms required to evidence that the Class A Purchaser's or Participant's income from this Agreement or the Class A Notes is "effectively connected" with the conduct of a trade or business in the United States, and (ii) a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms. Each Class A Purchaser or Participant holding an interest in Class A Notes also agrees to deliver to the Issuer, the Servicer, the Indenture Trustee, the applicable Agent and the Administrative Agent two further copies of such Form 4224 and Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by the Servicer, an Agent or the Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, the Class A Purchaser is no longer eligible to deliver the then-applicable form set forth above and so advises the Servicer and the applicable Agent and the Administrative Agent. Each Class A Purchaser certifies, represents and warrants as of the Closing Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) in the case of Form 4224 (if applicable), its income from this Agreement or the Class A Notes is effectively connected with a United States trade or business and (y) it is entitled to an exemption from United States backup withholding tax. Further, each Class A Purchaser and each Participant acquiring an interest in a Class A Note covenants that for so long as it shall own Class A Notes or such Participation, such Class A Notes or Participation shall be held in such manner that the income therefrom shall be effectively connected with the conduct of a United States trade or business.

               2.6 Indemnification.

               (a) The Seller agrees to indemnify and hold harmless the Administrative Agent and each Agent and Class A Purchaser and any director, officer, employee or agent thereof (each such Person being an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and expenses of counsel) whatsoever (including claims under federal or state securities laws, but excluding claims for repayment of principal of or interest on, or other amounts due in respect of, the Class A Notes or amounts payable by the Issuer under Section 2.4 or 2.5 hereto, which the Indemnitee may incur (or which may be claimed against the Indemnitee) by reason of or in connection with (i) the execution and delivery or assignment of, or payment under, this Agreement or any Related Document or the Class A Notes,
(ii) the offer and sale by or on behalf of the Issuer, the Seller or any of their affiliates of the Series 1999-A Notes or (iii) the other transactions contemplated hereby, including the matters and circumstances described in any of clauses (i) through (xii) of subsection 8.01(b) of the Purchase and Servicing Agreement, except (A) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct or gross negligence of the Indemnitee in performing its obligations under this Agreement,
(B) to the extent that any such claim, damage, loss, liability, cost or expense relates to Taxes, and (C) to the extent limited by the last paragraph of subsection 8.01(b) of the Purchase and Servicing Agreement. Subject to the limitations set forth above, but without limiting the generality of the foregoing, the Seller agrees to indemnify and hold harmless the Administrative Agent and each Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class A Principal Balance) be imposed on, incurred by or asserted against the Administrative Agent and such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent or any Agent under or in connection with any of the foregoing; provided that the Seller shall not be liable under this sentence for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Administrative Agent or any Agent resulting from its own gross negligence or willful misconduct. Promptly after receipt by the Administrative Agent or an Agent or Class A Purchaser of notice of the commencement of any action, the Administrative Agent or such Agent or Class A Purchaser, as the case may be, will, if a claim in respect thereof is to be made under this subsection 2.6(a), notify the Seller in writing of the commencement thereof; provided, however, the omission to so notify the Seller will not relieve the Seller from any liability which it may have to the Administrative Agent or such Agent or Class A Purchaser under this subsection 2.6(a) except to the extent the Seller was actually prejudiced by the failure to give such notices promptly.

               (b) JNB and any Successor Servicer, by accepting its appointment pursuant to the Purchase and Servicing Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself the representations and warranties made by the Servicer in subsections 4.1(a) through 4.1(e) hereof (in the case of subsection 4.1(a) with appropriate factual changes) and (iii) shall agree on a recourse basis to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) (i) by reason of the negligence or willful misconduct of such Servicer in exercising its powers and carrying out its obligations under this Agreement, the Purchase and Servicing Agreement or any Related Document or
(ii) by reason of or in connection with any of the matters and circumstances described in any of clauses (i) through (vi) of subsection 8.01(c) of the Purchase and Servicing Agreement, subject in the case of this clause (ii) to the limitations set forth in the last paragraph of subsection 8.01(c) of the Purchase and Servicing Agreement.

               (c) In the event that for any reason, (i) the basis for calculation of interest on any CP Conduit's Percentage Interest of the Class A Principal Balance shall change from the Commercial Paper Rate to the Alternative Rate, (ii) any CP Conduit receives any repayment of its share of the Class A Principal Balance, and the date of such change or of such repayment is not the maturity date for all Commercial Paper Notes allocated by such CP Conduit to funding its purchase or maintenance of the affected portion of its Percentage Interest of the Class A Principal Balance, or (iii) any Class A Purchaser receives any repayment of its share of the Class A Principal Balance on a date other than a Payment Date or upon fewer than two Business Days' prior (or, with respect to amounts listed at the Alternative Rate based on the Adjusted Eurodollar Rate, two Business Days') written notice, then in any such case the Issuer agrees to indemnify each affected Class A Purchaser against, and to promptly pay on demand directly to such Class A Purchaser the amount equal to any loss or reasonable out-of-pocket expense suffered by such Class A Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Class A Principal Balance, or, in the case of any Class A Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class A Principal Balance. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Class A Purchaser or Agent or by the Administrative Agent, as the case may be, to the Issuer and the Servicer and shall be conclusive absent manifest error.

               ARTICLE 3 CONDITIONS PRECEDENT

               3.1 Condition to Initial Purchase. The following shall be conditions precedent to the initial purchase by the Class A Purchasers of the Class A Notes:

               (a) the representations and warranties of the Issuer, Z Del and JNB set forth or referred to in Sections 4.1, 4.2 and 4.3, respectively, hereof shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date, and no event which of itself or with the giving of notice or lapse of time, or both, would constitute a Termination Event shall have occurred and be continuing on the Closing Date;

               (b) the Receivables Purchase Agreement, dated as of July 15, 1999, between JNB and JCC shall have been duly executed and delivered by all parties thereto and shall be in form and substance satisfactory to the Class A Purchasers;

               (c) the Receivables Purchase Agreement, dated as of July 15, 1999, between JCC and Z Del shall have been duly executed and delivered by all parties thereto and shall be in form and substance satisfactory to the Class A Purchasers;

               (d) the Purchase and Servicing Agreement shall have been duly executed and delivered by all parties thereto and shall be in form and substance satisfactory to the Class A Purchasers;

               (e) the Base Indenture and Supplement shall have been duly executed and delivered by all parties thereto and shall be in form and substance satisfactory to the Class A Purchasers;

               (f) the Supplemental Fee Letter for each Purchaser Group shall have been executed and delivered by the Issuer to the Agent for such Group;

               (g) the Class A Notes and the Class B Notes shall have been duly issued in accordance with the Indenture, and the Class B Initial Invested Amount shall equal at least the Class B Enhancement Percentage times the Initial Invested Amount;

               (h) there shall be no Originator other than JNB;

               (i) Zale shall have executed and delivered to the Administrative Agent, for the benefit of each Indemnitee, an agreement, in form and substance satisfactory to the Class A Purchasers, the Administrative Agent and each Agent, providing for indemnification of each Indemnitee on terms and conditions substantially as set forth in subsection 2.6(a) hereof;

               (j) the Seller shall have paid all fees payable on the Closing Date to the Administrative Agent (for its own account or for the account of the initial Class A Purchasers) described in the initial Supplemental Fee Letter and all reasonable and appropriately invoiced costs and expenses of the Administrative Agent and the initial Agent and Class A-1 Purchasers payable by the Seller, to the extent provided herein, in connection with the transactions contemplated hereby; and

               (k) the Administrative Agent on behalf of the Class A Purchasers shall have received on the Closing Date the following items, each of which shall be in form and substance satisfactory to the Agent:

                    (i) an Officer's Certificate of Z Del confirming the satisfaction of the conditions set forth in clauses (a) through (g), inclusive, above;

               (ii) an Officer's Certificate of JNB confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of JNB only), and (b) through (g), inclusive, above;

               (iii) a certificate, in form and substance satisfactory to the Class A Purchasers, of JCC confirming the satisfaction of the conditions set forth in clauses (b) and (c) above and to the effect that the Administrative Agent and each Agent and Class A Purchaser may rely on the representations and warranties of JCC made in the Receivables Purchase Agreement described in clause
(c) above;

               (iv) a copy of the Trust Agreement, in form and substance satisfactory to the Class A Purchasers, certified as a true and complete copy thereof by an authorized officer of Z Del;

               (v) a copy of (A) the certificate of incorporation and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of Z Del, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of Z Del with respect to the Related Documents to which it is party, certified by its authorized officer;

               (vi) a copy of (A) the certificate of incorporation and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of JCC, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of JCC with respect to the Related Documents to which it is party, certified by its authorized officer;

               (vii) a copy of (A) the articles of association and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of JNB, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of JNB with respect to the Related Documents to which it is party, certified by its authorized officer;

               (viii) a copy of (A) the certificate of incorporation and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of Zale, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of Zale with respect to the Related Documents to which it is party, certified by its authorized officer;

               (ix) "long form" certificates issued on a recent date by the Secretary of State of Delaware evidencing the legal existence and good standing of Z Del, JCC and Zale as corporations under the laws of the State of Delaware;

               (x) certificates issued on a recent date by the appropriate officer in (A) in the case of Z Del, Arizona, California, Florida, Louisiana, Pennsylvania, Texas and Virginia, and (B) in the case of JCC, Texas, evidencing the qualification of such Zale Parties to transact business as a foreign corporation therein and the good standing of such Zale Parties therein;

               (xi) a certificate issued on a recent date from the Comptroller of the Currency of the United States evidencing the existence and good standing of JNB;

               (xii) the favorable written opinions of counsel for Z Del, JNB, JCC and Zale addressed to the Administrative Agent and each Agent and Class A Purchaser, or accompanied by a letter providing that the Administrative Agent and each Agent and Class A Purchaser may rely on such opinions as if they were addressed to them, and dated the Closing Date, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which Z Del, JNB, JCC or Zale (individually or in any other capacity) is party, sale/security interest matters, banking regulation, tax matters and such other matters as the Administrative Agent may request;

               (xiii) evidence of the due execution and delivery by the Owner Trustee, on behalf of the Trust, and the Indenture Trustee of the Related Documents to which it is party;

               (xiv) an executed copy of each Receivables Purchase Agreement described in clause (b) or (c) above, the Purchase and Servicing Agreement, the Base Indenture and the Supplement;

               (xv) a signed copy of a letter of Arthur Andersen LLP, in form and substance satisfactory to the Administrative Agent;

               (xvi) a certificate of the Owner Trustee as to the establishment of certain accounts as provided in the Trust Agreement;

               (xvii) the duly executed Class A Note(s) registered in the name of each Agent as nominee on behalf of the Class A Owners in its Purchaser Group;

               (xviii) evidence satisfactory to the Administrative Agent that financing statements duly executed by JNB, JCC, Z Del and the Issuer or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or any Agent or Class A Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

               (xix) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the Closing Date, listing all effective financing statements which name JNB, JCC, Z Del or the Issuer (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (xviii) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made) shall cover any of the property purported to be conveyed thereunder;

                   (xx) evidence satisfactory to each Class A Purchaser that the Class A Notes are rated at least "Aa2" and "AA" by Moody's and S&P, respectively;

                   (xxi) evidence satisfactory to each initial CP Conduit that its purchase of Class A Notes and Class A Note Principal Balance Increases hereunder will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by Moody's, S&P or any other nationally recognized rating agency;

                   (xxii) evidence satisfactory to each Class A Purchaser that, giving effect to the issuance of the Class A Notes and the purchase hereunder of the Class A Initial Invested Amount, all of the Issuer's Series 1994-1 Notes shall have been redeemed in full; and

                   (xxiii) such additional documents, instruments, certificates or letters as the Administrative Agent or any Agent or Class A Purchaser may reasonably request.

               3.2 Condition to Additional Purchases. The following shall be conditions precedent to each purchase hereunder by any Class A Purchasers of the Class A Notes on the Closing Date and of each Class A Note Principal Balance Increase thereafter:

               (a) Except in the case of the initial purchase on the Closing Date, each Agent shall have received a properly completed Increase Notice not later than 5:00 p.m. on the fourth Business Day prior to such Increase Date;

               (b) (i) No Termination Event, and no event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, (ii) as of such Purchase Date and after giving effect to the distributions to be made on such date pursuant to the Supplement, no unreimbursed Investor Charge-Offs shall remain outstanding, and (iii) except in the case of the purchase on the Closing Date, the amount of funds then available for distribution to the Administrative Agent, the Agents or the Class A Purchasers pursuant to the Supplement shall equal or exceed the aggregate sum of all interest, fees, expenses and all other amounts due and payable to the Administrative Agent, the Agents and the Class A Purchasers hereunder (including any amounts owed to the Administrative Agent, the Agents or the Class A Purchasers under subsections 2.3, 2.4, 2.5 or 2.6 of this Agreement, but excluding the Class A Principal Balance);

               (c) On the Purchase Date and after giving effect to the purchases on such date of the Initial Invested Amount or of the Class A Note Principal Balance Increase, if any, to be purchased on such date, as applicable, all representations and warranties of Z Del or JNB (individually or in any other capacity) or the Issuer contained herein or otherwise made in writing pursuant to any of the provisions hereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date);

               (d) After giving effect to the purchases on such date of the Initial Invested Amount or of the Class A Note Principal Balance Increase to be purchased on such date, (i) the Class A Invested Amount shall not exceed the Class A Purchase Limit, and (ii) the Class A Note Principal Balance Increase on such date plus the amount of any related increase in the Class B Invested Amount shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables in the Trust over the Required Minimum Principal Balance;

               (e) After giving effect to the purchases on such date of the Initial Invested Amount or of the Class A Note Principal Balance Increase to be purchased on such date and any related increase in the Class B Invested Amount, the Class B Invested Amount shall at least equal the Class B Enhancement Percentage times the aggregate Invested Amount;

               (f) The Initial Investor Interest (in the case of the Closing
Date) or the amount of the Class A Note Principal Balance Increase (in the case of an Increase Date) to be purchased on such Purchase Date shall equal a minimum amount of $5,000,000 and be shall be in an integral multiple of $1,000,000;

               (g) Such Purchase Date shall not occur during a Partial Amortization Period;

               (h) Each CP Conduit's Support Facilities shall be in full force and effect; and

               (i) In the case of each Increase Date, the Seller shall have delivered to the Administrative Agent and each Agent an Officer's Certificate dated such Increase Date certifying (i) that the conditions described in clauses
(a) through (g) above have been satisfied and (ii) that based on the facts known to the officer signing such Officer's Certificate at such time, in the reasonable belief of the Seller, the purchases of the additional Invested Amount to be purchased on such Increase Date will not cause an Early Amortization Event or Series 1999-A Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event or Series 1999-A Early Amortization Event to occur.

               ARTICLE 4 REPRESENTATIONS AND WARRANTIES

               4.1 Representations and Warranties of Z Del. Z Del represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that the representations and warranties of Z Del (individually or as Seller) set forth in the Purchase and Servicing Agreement, the

Indenture and the other Related Documents are true and correct as of the date hereof. Z Del further represents and warrants to, and agrees with, each Class A Purchaser and Agent and the Administrative Agent that, as of the date hereof:

               (a) Z Del is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

               (b) Z Del has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each Related Document to which Z Del is a party will constitute the legal, valid and binding agreement of Z Del, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect. The enforceability of Z Del's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

               (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on the Issuer or Z Del or the transactions contemplated by, or the ability of the Issuer or Z Del to perform its respective obligations under, this Agreement or the Related Documents.


               (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to Z Del, any order or decree of any court to which Z Del is subject, its charter or by-laws or any mortgage, indenture, contract or other agreement to which Z Del is a party or by which it or any significant portion of Z Del's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Issuer or Z Del or the transactions contemplated by, or the ability of the Issuer or Z Del to perform its respective obligations under, this Agreement or the Related Documents).

               (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of Z Del, threatened against Z Del with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 1999-A Notes, and there is no such litigation or proceeding against Z Del or any significant portion of Z Del properties, in each case which would have a material adverse effect on the Issuer or Z Del or the transactions contemplated by, or the ability of the Issuer or Z Del to perform its respective obligations under, this Agreement or the Related Documents.

               (f) Z Del has delivered to the Administrative Agent complete and correct copies of (i) the audited balance sheet of Z Del as at July 31, 1998, and the related audited statements of income, shareholders' equity and cash flows for the fiscal year then ended, accompanied by the report thereon of Arthur Andersen LLP, and (ii) the unaudited balance sheet of Z Del as at April 30, 1999, and the related unaudited statements of income, shareholders' equity and cash flows for the fiscal quarter then ended. Such financial statements fairly present in all material respects the financial condition of Z Del as at such date and the results of the operations of Z Del for the period ended on such dates, all in accordance with United States generally accepted accounting principles, consistently applied, and since July 31, 1998 there has been no material adverse change in any such condition or operations.

               (g) Except as may have been consented to in writing by the Administrative Agent or as provided in Section 6.1, such Agent or Class A Purchaser, the identity of the Administrative Agent or any Agent or Class A Purchaser as purchaser of the Class A Noteholders' Interest under this Agreement or as an agent therefor has not been disclosed to any Person (other than any director, officer, employee, representative or counsel of a party hereto and each Rating Agency).

               (h) The Indenture is not required to be qualified under the Trust Indenture Act of 1939, and the Issuer is not required to be registered under the Investment Company Act.

               (i) The aggregate amount of the Receivables in the Accounts as of July 12, 1999 was $587,515,901.79, consisting of $573,697,044.56 of Principal
Receivables and $13,818,857.23 of Finance Charge Receivables.

               (j) On the Closing Date and after giving effect to the purchase of the Class A Noteholders' Interest and the issuance of the Series 1999-A Notes, no Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such an Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default.

               4.2 Representations and Warranties of JNB. JNB represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that the representations and warranties of JNB (individually or as Servicer or an Originator) set forth in the Purchase and Servicing Agreement and the other Related Documents are true and correct as of the date hereof. JNB further represents and warrants to, and agrees with, each Class A Purchaser and Agent and the Administrative Agent that, as of the date hereof:

               (a) JNB is a national banking association validly existing and in good standing under the laws of the United States, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party. JNB is subject to the supervision of the Office of the Comptroller of the Currency.

               (b) JNB has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each such Related Document will constitute the legal, valid and binding agreement of JNB, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors of national banking associations from time to time in effect. The enforceability of JNB's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

               (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on JNB or the transactions contemplated by, or JNB's ability to perform its obligations under, this Agreement or the Related Documents.

               (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to JNB, any order or decree of any court to which JNB is subject, its charter or by-laws or any mortgage, indenture, contract or other agreement to which JNB is a party or by which it or any significant portion of JNB's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on JNB or the transactions contemplated by, or JNB's ability to perform its obligations under, this Agreement or the Related Documents).

               (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of JNB, threatened against JNB with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 1999-A Notes, and there is no such litigation or proceeding against JNB or any significant portion of JNB properties, in each case which would have a material adverse effect on JNB or the transactions contemplated by, or the ability of JNB to perform its respective obligations under, this Agreement or the Related Documents.

               (f) JNB has delivered to the Agent complete and correct copies of the publicly available portions of (i) JNB's Consolidated Reports of Condition and Income for the year ended December 31, 1998 and (ii) JNB's Consolidated Reports of Condition and Income for the quarter ended March 31, 1999, and since December 31, 1998 there has been no material adverse change in its condition or operations as reflected in such Consolidated Reports of Condition and Income for the year then ended.

               (g) Except as may have been consented to in writing by the Administrative Agent or as provided in Section 6.1, such Agent or Class A Purchaser, the identity of the Administrative Agent or any Agent or Class A Purchaser as purchaser of the Class A Noteholders' Interest under this Agreement or as an agent therefor has not been disclosed by or on behalf of JNB to any Person (other than any director, officer, employee, representative or counsel of a party hereto and each Rating Agency).

               (h) The aggregate amount of the Receivables in the Accounts as of July 12, 1999 was $587,515,901.79, consisting of $573.697.044.56 of Principal
Receivables and $13,818,857.23 of Finance Charge Receivables.

               (i) On the Closing Date and after giving effect to the purchase of the Class A Noteholders' Interest and the issuance of the Series 1999-A Notes, no Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such a Servicer Default.

               4.3 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that the representations and warranties of the Issuer set forth in the Purchase and Servicing Agreement, the Indenture and the other Related Documents are true and correct as of the date hereof. The Issuer further represents and warrants to, and agrees with, each Class A Purchaser and Agent and the Administrative Agent that, as of the date hereof:

               (a) The Issuer is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

               (b) The Issuer has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary trust action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each Related Document to which the Issuer is a party will constitute the legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect. The enforceability of the Issuer's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

               (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on the Issuer or Z Del or the transactions contemplated by, or Issuer's ability to perform its obligations under, this Agreement or the Related Documents.

               (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to the Issuer, any order or decree of any court to which the Issuer is subject, its governing instrument or any mortgage, indenture, contract or other agreement to which the Issuer is a party or by which it or any significant portion of the Issuer's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Issuer or the transactions contemplated by, or the Issuer's ability to perform its respective obligations under, this Agreement or the Related Documents.)

               (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of the Issuer, threatened against the Issuer with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 1999-A Notes, and there is no such litigation or proceeding against the Issuer or any significant portion of the Issuer properties, in each case which would have a material adverse effect on the Issuer or the transactions contemplated by, or the ability of the Issuer to perform its obligations under, this Agreement or the Related Documents.

               (f) Except as may have been consented to in writing by the Administrative Agent or as provided in Section 6.1, such Agent or Class A Purchaser, the identity of the Administrative Agent or any Agent or Class A Purchaser as purchaser of the Class A Noteholders' Interest under this Agreement or as an agent therefor has not been disclosed by or on behalf of the Issuer to any Person (other than any director, officer, employee, representative or counsel of a party hereto and each Rating Agency).

               (g) The Indenture is not required to be qualified under the Trust Indenture Act of 1939, and the Issuer is not required to be registered under the Investment Company Act.

               (h) The aggregate amount of the Receivables in the Accounts as of July 12, 1999 was $587,515,901.79, consisting of $573,697,044.56 of Principal
Receivables and $13,818,857.23 of Finance Charge Receivables.

               (i) On the Closing Date and after giving effect to the purchase of the Class A Noteholders' Interest and the issuance of the Series 1999-A Notes, no Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such an Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default.

               4.4 Representations and Warranties of the Class A Purchasers. Each of the Class A Purchasers severally (each with respect to itself only) represents and warrants to, and agrees with, the Issuer that:

               (a) Such Class A Purchaser is duly authorized to enter into and perform this Agreement and its respective Investment Letter and has duly executed and delivered this Agreement and such Investment Letter;

               (b) This Agreement constitutes the valid and binding obligation of such Class A Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership and other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies as the same may be applied in the event of the bankruptcy, insolvency, reorganization, receivership or liquidation or a similar event of such Class A Purchaser or a moratorium applicable to such Class A Purchaser and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

               (c) No registration with, consent or approval of or other action by any federal, state, or other governmental authority or regulatory body having jurisdiction over such Class A Purchaser is required in connection with the execution, delivery or performance by such Class A Purchaser of this Agreement.

               ARTICLE 5 COVENANTS

               5.1 Covenants of Z Del. Z Del, JNB and the Servicer, on behalf of the Issuer (each, individually or in its capacity as Seller, Servicer or an Originator, as applicable, a "Zale Party"), severally covenants and agrees, in each case as to itself individually or in such respective capacities, through the Purchase Termination Date for all Class A Purchasers and thereafter so long as any amount of the Class A Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Class A Owners and the Required Class A Purchasers shall otherwise consent in writing, that:

               (a) Each Zale Party shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it and comply in all material respects with each of the respective terms and provisions applicable to it under the other Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full; and each Zale Party shall take all reasonable actions to enforce the obligations of each of the other parties to each Receivables Purchase Agreement (as defined in the Trust Agreement) to which it is a party which are contained therein;

               (b) The Seller and the Servicer (in its capacity as such and on behalf of the Issuer), shall furnish to the Administrative Agent and each Agent a copy of each material written opinion, certificate, report, statement, notice or other communication (other than investment instructions) relating to the Investor Notes which is furnished by or on behalf of such Zale Party to Noteholders, to any Rating Agency or to the Indenture Trustee and furnish to the Administrative Agent and each Agent after receipt thereof, a copy of each material written notice, demand or other communication relating to the Investor Notes, this Agreement, the Indenture or the Purchase and Servicing Agreement received by the Issuer, the Seller or the Servicer from the Indenture Trustee, any Rating Agency or 10% or more of the Investor Noteholders (to the extent such notice, demand or communication relates to the Accounts, the Receivables, any Servicer Default, any Early Amortization Event or any Series 1999-A Early Amortization Event); and (ii) such other information, documents records or reports respecting the Accounts, the Receivables, the Issuer, the Seller, any Originator or the Servicer as the Administrative Agent or any such Agent may from time to time reasonably request;

               (c) (i) The Seller shall furnish to the Administrative Agent and each Agent copies of each of the financial statements, reports and certificates required by Section 5.01(a) of the Purchase and Servicing Agreement, on or before the date such financial statements, reports or certificates are due under the Purchase and Servicing Agreement, (ii) JNB or the Servicer, as applicable, shall furnish to the Administrative Agent and each Agent copies of each of the financial statements, reports and certificates required by Section 5.01(i), 6.03(b), 6.03(c) or 6.03(d) of the Purchase and Servicing Agreement or, if requested by the Administrative Agent or any Agent, Section 6.03(a) of the Purchase and Servicing Agreement, on or before the date such financial statements, reports or certificates are due under such Related Documents, and
(iii) the Servicer, on behalf of the Issuer, shall furnish to the Administrative Agent and each Agent copies of each of the financial statements, reports and certificates required by Section 8.01(d) of the Base Indenture, on or before the date such financial statements, reports or certificates are due under the Base Indenture;

               (d) The Servicer shall promptly furnish to the Administrative and each Agent a copy, addressed to the Administrative and each Agent, of each opinion of counsel delivered to the Indenture Trustee pursuant to clause (iii) of Section 2.05 of the Purchase and Servicing Agreement;

               (e) JNB shall furnish to the Administrative and each Agent promptly when publicly available, the publicly available portions of its annual and quarterly Consolidated Reports of Condition and Income;

               (f) Each Zale Party shall furnish to the Administrative and each Agent promptly after known to such Zale Party, information with respect to any action, suit or proceeding involving such Zale Party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would be reasonably likely to result in a material and adverse effect on any Zale Party or Zale or the transactions contemplated by, or any Zale Party's ability to perform its obligations under, this Agreement or the Related Documents;

               (g) Each Zale Party shall furnish to the Administrative Agent and each Agent promptly upon request therefor any information or documents which under the terms of the Indenture or the Purchase and Servicing Agreement it is required to deliver upon request of the Indenture Trustee or any Noteholder or group of Noteholders;

               (h) The Servicer shall furnish to the Administrative and each Agent a certificate concurrently with its delivery of its annual certificate pursuant to Section 6.03(d) of the Purchase and Servicing Agreement stating that no Termination Event or event or condition which with the passage of time or the giving of notice, or both, would constitute a Termination Event has occurred or, if such a Termination Event, event or condition has occurred, identifying the same in reasonable detail;

               (i) The Seller and the Servicer shall at any time from time to time during regular business hours, on reasonable notice to the Seller or the Servicer, as the case may be, and subject to the confidentiality requirements set forth in Section 6.2, permit the Administrative Agent or any Agent, or its respective agents or representatives to exercise the inspection and other rights granted to the Issuer or the Indenture Trustee pursuant to Section 5.01(d) of the Purchase and Servicing Agreement;

               (j) The Issuer shall at any time from time to time during regular business hours, on reasonable notice to the Issuer, and subject to the confidentiality requirements set forth in Section 6.2, permit the Administrative Agent or any Agent, or its respective agents or representatives to exercise the inspection and other rights granted to the Indenture Trustee pursuant to Section 8.01(i) of the Base Indenture;

               (k) Except for New Issuances in accordance with Section 2.22 of the Indenture and modifications to Supplements with respect to Series other than Series 1999-A and except for terminations, amendments, waiver and modifications of Related Document, no Zale Party shall take any action which, under the terms of the Related Documents, requires the consent or approval of the Indenture Trustee, the Majority Noteholders or other group of Noteholders or the satisfaction of the Rating Agency Condition (or any similar condition), unless such action has been consented to or approved, as the case may be, by the Required Class A Owners and the Required Class A Purchasers;

               (l) Neither the Seller nor the Issuer shall reduce or withdraw any Discount Percentage (i) if the Early Amortization Commencement Date has occurred or (ii) unless it shall have delivered to the Administrative Agent and each Agent an Officer's Certificate of the Servicer stating that the Servicer reasonably believes that such reduction or withdrawal will not (i) result in the occurrence of an Early Amortization Event or Series 1999-A Early Amortization Event or (ii) cause the Portfolio Yield to be less than the Base Rate. Neither the Seller nor the Issuer shall designate, increase or withdraw the Discount Percentage without the prior written consent of the Required Class A Owners and the Required Class A Purchasers if, as a result thereof, the Discount Percentage would be less than 6% or greater than 8%.

               (m) Neither the Seller nor the Issuer shall designate, change or withdraw a Premium Percentage without the prior written consent of all Class A Purchasers.;

               (n) Any determination to be made by a Zale Party pursuant to any Related Document that a matter does not adversely or materially adversely affect (within the meaning of such Related Document) the interests of Noteholders shall not be made unless such matter does not adversely or materially adversely affect the interests of the Class A Purchasers or Class A Owners;

               (o) The Servicer shall not exercise its optional right to purchase the Receivables pursuant to subsection 6.10(c) of the Purchase and Servicing Agreement and the Issuer shall not exercise its optional right to repay all Class A Notes pursuant to Section 7.01 of the Supplement, unless the Class A Purchasers, the Administrative Agent and each Agent have been paid, or will be paid upon such purchase or in connection with such optional repayment, the Class A Principal Balance, all interest thereon and all other amounts owing hereunder in full;

               (p) Each Zale Party shall use reasonable efforts to cooperate with each Agent in its effort to syndicate the Commitments of its Purchaser Group;

               (q) The Servicer shall furnish to the Administrative Agent and each Agent, promptly after the occurrence of any Termination Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Termination Event and any action taken or proposed to be taken by the Servicer or any other Zale Party with respect thereto;

               (r) Each Zale Party shall make all payments, deposits or transfers and give all instructions to transfer required to be made or given by it pursuant to this Agreement or Related Documents as provided herein or therein; and

               (s) No Zale Party shall terminate (except in accordance with the terms thereof), amend, waive or otherwise modify any Related Document unless (i) in the case of amendments and modifications of the Base Indenture pursuant to the first sentence of Section 13.01 thereof which, as evidenced by an Officer's Certificate of the Issuer delivered to the Administrative Agent and each Agent, do not adversely affect in any material respect the interests of the Administrative Agent or any Agent or Class A Purchaser hereunder or under any Related Document, all of the applicable provisions of Section 13.01 of the Base Indenture have been complied with, (ii) in the case of an amendment or modification to or waiver under a Related Document other than the Base Indenture, the Supplement and the Purchase and Servicing Agreement, such amendment, modification or waiver will not have a material adverse effect on any Class A Purchaser or Agent or the Administrative Agent or such Zale Party shall have received the prior written consent thereto by the Required Class A Purchasers and the Required Class A Owners, and (iii) in the case of any other amendment, waiver or modification, such Zale Party shall have received the prior written consent thereto by the Required Class A Purchasers and the Required Class A Owners.

               ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY

               6.1 Covenants of the Zale Parties. Each Zale Party, severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of any fees payable in connection with this Agreement or the identity of any CP Conduit which is an agent, a purchaser or beneficial owner of Class A Notes under this Agreement, except as the Administrative Agent or such Agent or Class A Purchaser, as the case may be, may have consented to in writing prior to any proposed disclosure (which consent, in the case of disclosure of the terms of this Agreement (other than fees) and the identity of any CP Conduit, shall not be unreasonably withheld in connection with a proposed Assignment or amendment to include a new Purchaser Group) and except it may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives or (ii) to the extent it should be (A) required by law, rule or regulation or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause (ii)(A), such Zale Party will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent, Agent or Class A Purchaser of its intention to make any such disclosure prior to making such disclosure.

               6.2 Covenants of Class A Purchasers. The Administrative Agent and each Agent and Class A Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Agent or Class A Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Agent or Class A
                                      -40-

Purchaser) except that the Administrative Agent or such Agent or Class A Purchaser may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives,
(ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Administrative Agent or such Agent or Class A Purchaser, (iii) to the extent such information was available to the Agent or such Class A Purchaser on a nonconfidential basis prior to its disclosure to the Administrative Agent or any Agent or Class A Purchaser hereunder, (iv) with the consent of the affected Zale Party, (v) to the extent permitted by Section 8.1 of this Agreement, (vi) in the case of any Class A Purchaser that is a CP Conduit, to placement agents and providers of liquidity and credit support who agree to hold such information in confidence or to rating agencies, or (vii) to the extent the Agent or such Class A Purchaser should be
(A) required by law, rule or regulation or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that in the case of clause (vii)(A), the Administrative Agent or such Agent or Class A Purchaser, as the case may be, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Zale Party of its intention to make any such disclosure prior to making any such disclosure.

               ARTICLE 7 THE AGENTS

               7.1 Appointment. Each Class A Purchaser hereby irrevocably designates and appoints the Administrative Agent as the agent of such Class A Purchaser under this Agreement, and each such Class A Purchaser irrevocably authorizes the Administrative Agent, as the agent for such Class A Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to the Administrative Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Each Class A Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Class A Purchaser under this Agreement, and each such Class A Purchaser irrevocably authorizes such Agent, as the agent for such Class A Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent (the Administrative Agent and each Agent being referred to in this Article as a "Class A Agent") shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Class A Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Class A Agent.

               7.2 Delegation of Duties. Each Class A Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Class A Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

               7.3 Exculpatory Provisions. Neither any Class A Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Class A Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the other Related Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Class A Purchasers for any recitals, statements, representations or warranties made by any Zale Party or the Indenture Trustee or any officer thereof contained in any of the other Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by a Class A Agent under or in connection with, any of the other Related Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Related Documents or for any failure of any Zale Party or the Indenture Trustee to perform its obligations thereunder. No Class A Agent shall be under any obligation to any Class A Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of any Zale Party or the Indenture Trustee.

               7.4 Reliance by Agents. Each Class A Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Class A Agent. Each Class A Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Class A Owners and the Required Class A Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by (i) in the case of the Administrative Agent, the Class A Purchasers or by the Committed Purchasers or (ii) in the case of an Agent, the Class A Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of the Required Class A Owners and the Required Class A Purchasers (or their Agents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class A Purchasers. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers and Liquidity Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers and Liquidity Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class A Purchasers in such Purchaser Group.

               7.5 Notices. No Class A Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event unless such Class A Agent has received notice from the Issuer, the Servicer, the Indenture Trustee or any Class A Purchaser, referring to this Agreement and describing such event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Agent, and in the event any Agent receives such a notice, it shall promptly give notice thereof to the Class A Purchasers in its Purchaser Group. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Class A Owners and the Required Class A Purchasers, and each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers and Liquidity Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers and Liquidity Purchasers in such Purchaser Group; provided that unless and until such Class A Agent shall have received such directions, such Class A Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Class A Purchasers or of the Class A Purchasers in its Purchaser Group, as applicable.

               7.6 Non-Reliance on Agents and Other Class A Purchasers. Each Class A Purchaser expressly acknowledges that no Class A Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Class A Agent hereafter taken, including any review of the affairs of any Zale Party or the Indenture Trustee shall be deemed to constitute any representation or warranty by any Class A Agent to any Class A Purchaser. Each Class A Purchaser represents to each Class A Agent that it has, independently and without reliance upon any Class A Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Zale Party, the Accounts, the Receivables and the Indenture Trustee and made its own decision to purchase its interest in the Class A Notes hereunder and enter into this Agreement. Each Class A Purchaser also represents that it will, independently and without reliance upon any Class A Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Zale Party, the Accounts, the Receivables and the Indenture Trustee. Except, in the case of a Class A Agent, for notices, reports and other documents received by such Class A Agent under Section 5 hereof, no Class A Agent shall have any duty or responsibility to provide any Class A Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of each Zale Party, the Accounts, the Receivables or the Indenture Trustee which may come into the possession of such Class A Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

               7.7 Indemnification. (i) The Committed Purchasers and the Liquidity Purchasers agree to indemnify the Administrative Agent in its capacity as such (without limiting the obligation (if any) of any Zale Party to reimburse the Administrative Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), and (ii) the Committed Purchasers and the Liquidity Purchasers in each Purchaser Group agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of any Zale Party to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class A Principal Balance) be imposed on, incurred by or asserted against such Class A Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Class A Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of a Class A Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Class A Principal Balance.

               7.8 Agents in their Individual Capacity. Each Class A Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Zale Party as though such Class A Agent were not an agent hereunder. In addition, the Class A Purchasers acknowledges that one or more Persons which are Class A Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Class A Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as a Class A Agent other than as expressly provided in this Agreement. Any Person which is a Class A Agent may act as a Class A Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

               7.9 Successor Agents. The Administrative Agent may resign as Administrative Agent upon ten days' notice to the Class A Purchasers, each Agent, the Indenture Trustee, the Issuer and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Class A Purchasers and the Required Class A Owners shall appoint from among the Committed Purchasers a successor administrative agent. Any Agent may resign as Agent upon ten days' notice to the Class A Purchasers in its Purchaser Group, the Administrative Agent and each other Agent, the Indenture Trustee, the Issuer and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers and Liquidity Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers and Liquidity Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor administrative agent or agent shall succeed to the rights, powers and duties of resigning Class A Agent, and the term "Administrative Agent" or "Agent," as applicable, shall mean such successor administrative agent or agent effective upon its appointment, and the former Class A Agent's rights, powers and duties as Class A Agent shall be terminated, without any other or further act or deed on the part of such former Class A Agent or any of the parties to this Agreement. After the retiring Class A Agent's resignation as Class A Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

               ARTICLE 8 SECURITIES LAWS; TRANSFERS

               8.1 Transfers of Class A Notes.

               (a) Each Class A Purchaser shall execute and deliver to the Issuer on the Closing Date an Investment Letter substantially in the form attached hereto as Exhibit A (an "Investment Letter"). Each Class A Owner agrees that the beneficial interest in the Class A Notes purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Class A Owner will not offer to sell or otherwise dispose of any Class A Note acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Class A Owner acknowledges that it has no right to require the Issuer to register, under the Securities Act of 1933, as amended, or any other securities law, the Class A Notes (or the beneficial interest therein) acquired by it pursuant to this Agreement or any Transfer Supplement. Each Class A Owner hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Class A Notes, such Class A Owner has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (b) Each initial purchaser of a Class A Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Servicer, the Indenture Trustee, the Administrative Agent and the Agent for its Purchaser Group that it is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the

United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class A Notes may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose income from the Class A Notes is and will be effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class A Note will not result in any withholding obligation with respect to any payments with respect to the Class A Notes by any Person (other than withholding, if any, under Section 1446 of the Code) and who will furnish to the Issuer, the Servicer, the Indenture Trustee, the Administrative Agent, the Agent for its Purchaser Group, and to the Class A Owner making the Transfer a properly executed U.S. Internal Revenue Service Form 4224 (and to agree (to the extent legally able) to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

               (c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a "Transfer") of a Class A Note or any interest therein may be made only in accordance with this Section 8.1. Any Transfer of an interest in a Class A Note, a Commitment or any Purchaser Percentage by a Committed Purchaser or Liquidity Purchaser shall be in respect of, at least $5,000,000 in the aggregate, which may be composed of (A) Class A Principal Balance or (B) to the extent in excess of the Class A Principal Balance subject to such Transfer, Commitment hereunder. Any Transfer of an interest in a Class A Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Class A Purchaser's beneficial interest in such Class A Note. No Class A Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a "Transferee") unless prior to the transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter.

               Each Zale Party authorizes each Class A Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all confidential information in the Class A Purchaser's possession concerning this Agreement or the Related Documents or concerning the Accounts, the Receivables or such Zale Party which has been delivered to any Class A Agent or such Class A Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Class A Purchaser by or on behalf of any Zale Party in connection with such Class A Purchaser's credit evaluation of the Accounts, the Receivables or any Zale Party prior to becoming a party to, or purchasing an interest in this Agreement or the Class A Notes; provided that prior to any such disclosure, such Transferee or Support Party or prospective Transferee or Support Party shall have agreed to be bound by the provisions of
Section 6.2 hereof.

               (d) Each Class A Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Class A Notes, including the payments due to it under this Agreement and the Related Documents (each, a "Participation"), to any Person (each, a "Participant"); provided, however, that no Participation shall be granted to any Person unless and until the Agent for such Class A Purchaser's Purchaser Group shall have consented thereto and the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied and that such Participation consists of a pro rata percentage interest in all payments made with respect to such Class A Purchaser's beneficial interest (if any) in the Class A Notes. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Class A Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Class A Purchaser's direct obligations hereunder, and
(B) neither the Indenture Trustee, the Issuer nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Class A Purchaser and each Participant shall comply with the provisions of subsection 2.5(c) of this Agreement. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as if such Participant were a Class A Purchaser and such Sections applied to its Participation; provided, in the case of Section 2.5, that such Participant has complied with the provisions of subsection 2.5(c) hereof as if it were a Class A Purchaser; and provided further that unless such Participant has been consented to by the Seller, such Participant shall be entitled to receive additional amounts pursuant to Sections 2.4 or 2.5 only to the extent that its transferor Class A Purchaser would have been entitled to such receive such additional amounts in the absence of such Participation. Each Class A Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation.

               (e) Each Class A Purchaser may, with the consent of the Agent for its Purchaser Group and the consent of the Seller (which consents shall not be unreasonably withheld) and in accordance with applicable law, sell or assign (each, an "Assignment"), to any Person (each, an "Assignee") all or any part of its Commitment (if any) or its interest in the Class A Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit B hereto (a "Transfer Supplement"), executed by such Assignee and the Class A Purchaser and delivered to the Agent for its Purchaser Group for its acceptance and consent; provided, however, that (i) no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, (ii) no assignment or sale by a Liquidity Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group, (iii) no assignment or sale which results in the addition of a new Purchaser Group shall be effective without the consent of the Administrative Agent, and (iv) in no event shall the consent of an Agent be required in the case of an assignment by a CP Conduit of its interest in the Class A Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Liquidity Purchasers in its Purchaser Group. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Class A Purchaser hereunder as set forth therein and (y) the transferor Class A Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such

Class A Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, the Administrative Agent) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Servicer and the Indenture Trustee.

               Upon instruction to register a transfer of a Class A Purchaser's beneficial interest in the Class A Notes (or portion thereof) and surrender for registration of transfer of such Class A Purchaser's Class A Note(s) (if applicable) and delivery to the Issuer and the Indenture Trustee of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Class A Notes (or portion thereof) shall be transferred in the records of the Indenture Trustee and the applicable Agent and, if requested by the Assignee, new Class A Notes shall be issued to the Assignee and, if applicable, the transferor Class A Purchaser in amounts reflecting such Transfer as provided in the Indenture. To the extent of any conflict between the provisions of this Section 8.1 and any provisions of Section 2.14 of the Base Indenture applicable to Transfers of Class A Notes (or interests therein), the provisions of this Section 8.1 shall control. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

               (f) Each Class A Purchaser may pledge its interest in the Class A Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

               (g) Any Class A Purchaser shall have the option to change its Investing Office, provided that such Class A Purchaser shall have prior to such change in office complied with the provisions of subsection 2.5(c) hereof and provided further that such Class A Purchaser shall not be entitled to any amounts otherwise payable under Section 2.4 or 2.5 hereof resulting solely from such change in office unless such change in office was mandated by applicable law or by such Class A Purchaser's compliance with the provisions of this Agreement.

               (h) Each Affected Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as though it were a Class A Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Class A Notes; provided that such Affected Party shall not be entitled to additional payments pursuant to (i)
Section 2.4 by reason of Regulatory Changes which occurred prior to the date it became an Affected Party or (ii) Section 2.5 attributable to its failure to satisfy the requirements of subsection 2.5(c) as if it were a Class A Purchaser, and provided further, that unless such Affected Party has been consented to by the Seller, such Affected Party shall be entitled to receive additional amounts pursuant to

Sections 2.4 or 2.5 only to the extent that its related CP Conduit would have been entitled to receive such amounts in the absence of the commitment and Support Advances from such Affected Party.

               (i) Each Affected Party claiming increased amounts described in Sections 2.4 or 2.5 hereof shall furnish, through its related CP Conduit, to the Issuer, the Servicer, the Indenture Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Affected Party for any such amounts referred to in Sections 2.4 or 2.5, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

               (j) In the event that a Liquidity Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Liquidity Purchaser with a replacement Liquidity Purchaser consented to by the Seller (which consent shall not be unreasonably withheld), which replacement Purchaser shall succeed to the rights of such Liquidity Purchaser under this Agreement in respect of its Commitment as a Liquidity Purchaser, and such Liquidity Purchaser shall assign such Commitment and its interest in the Class A Notes to such replacement Liquidity Purchaser in accordance with the provisions of this
Section 8.1; provided, that (A) such Liquidity Purchaser shall not be replaced hereunder with a new investor until such Liquidity Purchaser has been paid in full its Percentage Interest of the Class A Principal Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.4 and 2.5 of this Agreement) owed to it and to all Participants with respect to such Liquidity Purchaser pursuant to this Agreement, and (ii) if the Liquidity Purchaser to be replaced is a Class A Agent, a replacement agent shall have been appointed in accordance with
Section 7.9 hereof, and the Class A Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this subsection, a Liquidity Purchaser shall be a "Downgraded Purchaser" if and so long as the credit rating assigned to its short-term obligations by Moody's or Standard & Poor's on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Liquidity Purchaser and the CP Conduit in its Purchaser Group.

               (k) The Commitment of each Liquidity Purchaser in respect of its related CP Conduit shall not relate to any Assignee of such CP Conduit. Upon any Assignment by a CP Conduit of its Percentage Interest in the Class A Principal Balance to a Person which is not one of its Liquidity Purchasers, the Commitment of each of its related Liquidity Purchasers shall be reduced by an amount equal to the assigned Percentage Interest times such Commitment. Without the prior consent of the Administrative Agent and the Seller, a CP Conduit may not enter into an Assignment with any Assignee other than (i) one or more of its Liquidity Purchasers, or (ii) one or more other Persons which, after giving effect to such Assignment and any concurrent Assignments, will be Committed Purchasers which have, or CP Conduits having Liquidity Purchasers which have, aggregate new Commitments equal to the aggregate reductions of Commitments pursuant to the preceding sentence.

               (l) In the event that a Class A Purchaser (or a Participant or Support Party for such Class A Purchaser) is entitled to receive additional payments pursuant to Section 2.4 or 2.5 hereof, the Issuer shall have the right to seek a replacement purchaser not so affected and which is reasonably acceptable to the Agent for such Purchaser Group (a "Replacement Purchaser") to replace such affected Class A Purchaser. No replacement of a Class A Purchaser shall be effected pursuant to this subsection 8.1(l) if, after giving effect thereto, any amounts shall be owing to the replaced Class A Purchaser hereunder. Each affected Class A Purchaser hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

               Notwithstanding the foregoing or the provisions of subsection 8.1(j), (i) if the Class A Purchaser being replaced pursuant to this subsection is a Liquidity Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in it sole discretion and (ii) if the Class A Purchaser being replaced is a CP Conduit, the Replacement Purchaser shall be acceptable to each Committed Purchaser and Liquidity Purchaser in its Purchaser Group and to the Administrative Agent in their sole discretion, and in either such case it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class A Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Class A Purchaser to be replaced is an Agent or the Administrative Agent or is a CP Conduit which is administered or sponsored by an Agent or the Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Administrative Agent shall have been appointed in accordance with Section 7.9, and the Agent or Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Administrative Agent, as applicable pursuant to this Agreement.

               8.2 Tax Characterization. It is the intention of the parties hereto that the Class A Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Class A Notes (to the extent permitted by law).

               ARTICLE 9 MISCELLANEOUS

               9.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Class A Owners and the Required Class A Purchasers, the Administrative Agent, each Agent, the Issuer, the Seller and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Class A Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Class A Purchaser hereunder or under the Indenture, in each case without the consent of the Class A Purchaser affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or, if such amendment would have a material adverse effect on the Class A Purchasers, the definition of "Class A Invested Amount" or "Class A

Principal Balance", or reduce the percentage specified in the definition of Required Class A Owners or Required Class A Purchasers, in each case without the written consent of all Class A Purchasers or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of each Agent affected by such amendment, modification or wavier. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

               An Agent may cast any vote or give any consent or direction under the Indenture or other Related Documentation on behalf of the Class A Noteholders in its Purchaser Group if it has been directed to do so by Class A Owners in such Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group.

               9.2 Notices.

               (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Class A Purchaser, as set forth in its respective Joinder Supplement or Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

         Issuer:                  c/o Wilmington Trust Company
                                  Rodney Square North
                                  1100 North Market Street
                                  Wilmington, Delaware 19890
                                  Attention:  Corporate Trust Administration
                                  Telephone:  (302) 651-1000
                                  Telecopy:  (302) 651-8882

                                  with separate copies to:

                                  General Counsel and Secretary
                                  Treasurer, Finance Department
                                  Zale Corporation
                                  901 West Walnut Hill Lane
                                  Irving, Texas 75038
                                  Telephone:  (972) 580-4576
                                  Telecopy:  (972) 580-5238

         Z Del or Seller:         901 West Walnut Hill Lane
                                  Irving, Texas 75038

                                 Attention: General Counsel and Secretary
                                               Treasurer, Finance Department
                                 Telephone:  (972) 580-4576
                                 Telecopy:  (972) 580-5238

         JNB or Servicer:        2035 West 4th Street
                                 Tempe, Arizona 85281
                                 Attention:  President
                                 Telephone:  (972) 580-4965
                                 Telecopy:  (972) 580-4673

                                 with separate copies to:

                                 General Counsel and Secretary
                                 Treasurer, Finance Department
                                 Zale Corporation
                                 901 West Walnut Hill Lane
                                 Irving, Texas 75038
                                 Telephone:  (972) 580-4576
                                 Telecopy:  (972) 580-5238

         Indenture Trustee:      101 Barclay Street, 12th Floor
                                 12th Floor, East
                                 New York, New York 10286
                                 Attention:  Corporate Trust Administration
                                 Telephone:  (212) 815-8195
                                 Telecopy:  (212) 815-5544

         Administrative          Credit Suisse First Boston, New York Branch
           Agent:                Eleven Madison Avenue
                                 New York, New York  10010
                                 Attention:  Asset Finance Department
                                 Telephone:  (212) 325-9105
                                 Telefax:  (212) 325-6677

               (b) All payments to be made to the Administrative Agent or any Agent or Class A Purchaser hereunder shall be made in United States dollars and in immediately available funds not later than 2:00 p.m., New York City time, on the date payment is due, and, unless otherwise specifically provided herein, shall be made to the Agent, for the account of one or more of the Class A Purchasers or for its own account, as the case may be. Unless otherwise directed by the Administrative Agent, all payments to it shall be made by federal wire to The Bank of New York (BONY), ABA #021-000-018, for credit to Credit Suisse First Boston CS Remittance/Loan Clearing Account, Account #8900329262, reference Zale Funding Trust Series 1999-A, with telephone notice (including federal wire number) to the Asset Finance Department of CSFB (212-325-9213). Unless otherwise directed by an Agent or Class A Purchaser, all payments to it shall be made by federal wire to the account specified in the Joinder Supplement or the Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Transfer Supplement, that the Agent, the Seller, the Servicer or the Indenture Trustee, as the case may be, shall have received notice thereof).

               9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Agent or Class A Purchaser, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

               9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Issuer, the Seller, the Servicer, the Administrative Agent, the Agents, the Class A Purchasers, any Assignee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 9.5, the Issuer, the Seller and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Class A Owners and the Required Class A Purchasers; provided, further, that (i) in connection with any such assignment the assignee shall expressly agree in writing to assume all the obligations of the Issuer, the Seller or the Servicer, as applicable, hereunder and (ii) no such assignment made without the prior written consent of the Required Class A Owners and the Required Class A Purchasers shall relieve the Issuer, the Seller or the Servicer, as applicable, of any of its obligations hereunder and provided further that no assignment permitted hereunder shall relieve the Issuer, the Seller or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

               9.5 Successors to Servicer. In the event that a transfer of servicing occurs under Section 6.10 of the Purchase and Servicing Agreement, (i) from and after the effective date of such transfer, the Successor Servicer shall be the successor in all respects to the Servicer and shall be responsible for the performance of all functions to be performed by the Servicer from and after such date, except as provided in the Purchase and Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, and (ii) as of the date of such transfer, the Successor Servicer shall be deemed to have made with respect to itself the representations and warranties made in Section 4.2 hereof (in the case of subsection 4.2(a) with appropriate factual changes); provided, however, that the references to the Servicer contained in Section 5.1 of this Agreement shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Successor Servicer acts as Servicer under this Agreement; provided, however, to the extent that an obligation to indemnify Indemnitees under Section 2.6 hereof arises as a result of any act or failure to act of any Successor Servicer in the performance of servicing obligations under the Purchase and Servicing Agreement, such indemnification obligation shall be of the Successor Servicer and not its predecessor. Upon the transfer of servicing to a Successor Servicer, such Successor Servicer shall furnish to the Administrative Agent and each Agent copies of its audited annual financial statements for each of the three preceding fiscal years or if the Indenture Trustee or any other banking institution becomes the Successor Servicer, such Successor Servicer shall provide, in lieu of the audited financial statements required in the immediately preceding clause, complete and correct copies of the publicly available portions of its Consolidated Reports of Condition and Income as submitted to the FDIC for the two most recent year end periods.

               9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               9.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

               9.8 Integration. This Agreement and the Supplemental Fee Letter represent the agreement of the Issuer, Z Del (individually and as Seller), JNB (as Servicer), the Issuer, the Administrative Agent, the Agents and the Class A Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Class A Purchasers, the Agents or the Administrative Agent relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

               9.9 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

               9.10 Jurisdiction; Consent to Service of Process. Each of the Issuer, Z Del and JNB hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;
(iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in this Indenture shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

               9.11 Termination. This Agreement shall remain in full force and effect until the earlier to occur of (a) payment in full of the Class A Principal Balance and all other amounts payable to the Class A Purchasers, the Agents and the Administrative Agent hereunder and the termination of all Commitments and (b) the Series 1999-A Termination Date; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12 and 9.14
shall survive termination of this Agreement and any amounts payable to the Administrative Agent, the Agents, Class A Purchasers or any Affected Party thereunder shall remain payable thereto.

               9.12 Limited Recourse; No Proceedings.

               (a) The obligations of the Issuer under this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith are solely the corporate obligations of the Issuer. Except as expressly provided for in Sections 7.03, 7.08 or 8.04(b) of the Trust Agreement, no recourse shall be had for the payment of any fee or any other obligations or claim arising out of or based upon this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith against any holder of a Trust Certificate, employee, officer, director, incorporator, agent or trustee of the Issuer or any Affiliate of the Issuer.

               (b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as the Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the such parties and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents.

               (c) The Administrative Agent and each Agent and Class A Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

               (d) Each of the Issuer, Z Del (individually and as Seller), JNB (as Servicer), the Administrative Agent, each Agent and each Class A Purchaser hereby agrees that it shall not institute or join against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

               9.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Class A Notes hereunder and the termination of this Agreement.

               9.14 Waiver of Jury Trial. EACH OF THE ISSUER, Z DEL (INDIVIDUALLY AND AS SELLER), JNB (INDIVIDUALLY AND AS SERVICER), THE ADMINISTRATIVE AGENT, THE AGENTS AND THE CLASS A PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS A NOTEHOLDERS' INTEREST OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE ISSUER, Z DEL (INDIVIDUALLY AND AS SELLER), JNB (INDIVIDUALLY AND AS SERVICER), THE ADMINISTRATIVE AGENT, THE AGENTS AND THE CLASS A PURCHASERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CLASS A PURCHASERS PURCHASING AN INTEREST IN THE CLASS A NOTEHOLDERS' INTEREST DESCRIBED HEREIN AND THE ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.

                  [Remainder of page intentionally left blank.]

               IN WITNESS WHEREOF, the parties hereto have caused this Class A Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   ZALE FUNDING TRUST

                                   By: Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Amended and Restated Trust
                                   Agreement dated as of July 15, 1999



                                   By: /s/ JAMES P. LAWLER
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   ZALE DELAWARE, INC., individually and as Seller


                                   By: /s/ STEPHEN C. MASSANELLI
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   JEWELERS NATIONAL BANK, as Servicer


                                   By: /s/ SUE E. GOVE
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                     as Administrative Agent


                                   By: /s/ THOMAS MEIER
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   By: /s/ ELIZABETH WHALEN
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A


                            FORM OF INVESTMENT LETTER

                                             [Date]


Zale Funding Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Administration

[Name and address of applicable Agent]

  Re       Zale Funding Trust
           [Floating Rate] Asset Backed [Variable Funding] Notes, Series 1999-A

Ladies and Gentlemen:

           This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to subsection 8.1(a) of the Class A Note Purchase Agreement dated as of July 15, 1999 (as in effect, the "Note Purchase Agreement"), among Zale Funding Trust, Zale Delaware, Inc., Jewelers National Bank, the Class A Purchasers and the Agents parties thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The Purchaser represents to and agrees with the Issuer as follows:

           (a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

           (b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Accounts, the Receivables, the Issuer, the Seller, the Servicer and the Indenture Trustee and made its own decision to purchase its interest in the Class A Notes, and will, independently and without reliance upon the Administrative Agent, any Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Accounts, the Receivables, the Issuer, the Seller, the Servicer and the Indenture Trustee.

            (c) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class A Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Class A Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

            (d) The Purchaser is acquiring an interest in Class A Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Class A Purchaser Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Class A Purchaser Interest, except in accordance with Section 8.1 of the Note Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Issuer or any affiliate of the Issuer; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class A Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

            (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                                 Very truly yours,

                                                 [NAME OF PURCHASER]


                                                 By:___________________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT B


                           FORM OF TRANSFER SUPPLEMENT

               TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of
Schedule I hereto, among the Transferor Class A Purchaser set forth in Item 2 of
Schedule I hereto (the "Transferor Class A Purchaser"), the Purchasing Class A Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Class A Purchaser"), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the "Agent") for the Purchaser Group set forth in Item 5 of Schedule I hereto.

                              W I T N E S S E T H:

               WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Class A Note Purchase Agreement, dated as of July 15, 1999, among Zale Funding Trust, Zale Delaware, Inc., Jewelers National Bank, the Class A Purchasers and the Agents parties thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Purchase Agreement"; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined);

               WHEREAS, the Purchasing Class A Purchaser (if it is not already a Class A Purchaser party to the Note Purchase Agreement) wishes to become a Class A Purchaser party to the Note Purchase Agreement and the Purchasing Class A Purchaser wishes to acquire and assume from the Transferor Class A Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

               WHEREAS, the Transferor Class A Purchaser wishes to sell and assign to the Purchasing Class A Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Transferor Class A Purchaser, the Purchasing Class A Purchaser and the Agent, the Agent will transmit to the Servicer, the Issuer, the Indenture Trustee, the Transferor Class A Purchaser and the Purchasing Class A Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date the Purchasing Class A Purchaser shall be a Class A Purchaser party to the Note Purchase Agreement for all purposes thereof as a CP Conduit or Committed Purchaser and, if applicable, a Liquidity Purchaser, as specified on Schedule II to this Supplement.

               (b) At or before 12:00 Noon, local time of the Transferor Class A Purchaser, on the Transfer Effective Date, the Purchasing Class A Purchaser shall pay to the Transferor Class A Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Class A Purchaser and such Purchasing Class A Purchaser (the "Purchase Price"), of the portion set forth on Schedule II hereto being purchased by such Purchasing Class A Purchaser of the outstanding Class A Invested Amount under the Class A Note owned by the Transferor Class A Purchaser (such Purchasing Class A Purchaser's "Purchaser Percentage") and other amounts owing to the Transferor Class A Purchaser under the Note Purchase Agreement or otherwise in respect of the Class A Notes. Effective upon receipt by the Transferor Class A Purchaser of the Purchase Price from the Purchasing Class A Purchaser, the Transferor Class A Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Class A Purchaser, without recourse, representation or warranty, and the Purchasing Class A Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Class A Purchaser, the Purchasing Class A Purchaser's Purchaser Percentage of (i) the presently outstanding Class A Invested Amount under the Class A Notes owned by the Transferor Class A Purchaser and other amounts owing to the Transferor Class A Purchaser in respect of the Class A Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Purchasing Class A Purchaser's Purchaser Percentage of (A) if the Transferor Class A Purchaser is a CP Conduit, the Purchaser Percentage of the Transferor Class A Purchaser and the other rights and duties of the Transferor Class A Purchaser under the Note Purchase Agreement, or (B) if the Transferor Class A Purchaser is a Committed Purchaser, the Commitment Percentage, the Liquidity Percentage, if applicable, and the Commitment of the Transferor Class A Purchaser and other rights, duties and obligations of the Transferor Class A Purchaser under the Note Purchase Agreement. This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Class A Purchaser and sale by the Transferor Class A Purchaser of interests in the Class A Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Class A Purchaser to the Transferor Class A Purchaser. The Transferor Class A Purchaser hereby confirms that the amount of the Class A Invested Amount is $ _____ and its Percentage Interest thereof is ___%, which equals $___ as of _______, 199_. Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Percentage or Commitment Percentage, as applicable of the Transferor Class A Purchaser and the Purchasing Class A Purchaser and the Commitment and the Liquidity Percentage, if applicable, if any, of the Transferor Class A Purchaser and the Purchasing Class A Purchaser shall be as set forth in Schedule II to this Supplement.

               (c) The Transferor Class A Purchaser has made arrangements with the Purchasing Class A Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Class A Purchaser to the Purchasing Class A Purchaser of any fees heretofore received by the Transferor Class A Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Class A Purchaser to the Transferor Class A Purchaser of fees or interest received by the Purchasing Class A Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Class A Notes from and after the Transfer Effective Date.

               (d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Class A Purchaser in respect of the

Class A Notes shall, instead, be payable to or for the account of the Transferor Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

                  (ii) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Class A Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Class A Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Transferor Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Class A Purchaser, the Transferor Class A Purchaser and the Purchasing Class A Purchaser will make appropriate arrangements for payment by the Transferor Class A Purchaser to the Purchasing Class A Purchaser of such amount upon receipt thereof from the Agent.

               (e) Concurrently with the execution and delivery hereof, the Purchasing Class A Purchaser will deliver to the Agent and the Issuer an executed Investment Letter in the form of Exhibit A to the Note Purchase Agreement and the forms, if any, required by subsection 2.5(c) of the Note Purchase Agreement.

               (f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

               (g) By executing and delivering this Supplement, the Transferor Class A Purchaser and the Purchasing Class A Purchaser confirm to and agree with each other, the Agent and the Class A Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Transferor Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to the Trust, the financial condition of the Receivables, the Accounts, the Issuer, Z Del, JNB or the Indenture Trustee, or the performance or observance by the Issuer, Z Del, JNB or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement or any Related Document or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Class A Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Class A Purchaser will, independently and without reliance upon the Administrative Agent, any Agent (as defined in the Note Purchase Agreement) the Transferor Class A Purchaser or any other Class A Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Class A Purchaser appoints and authorizes the Agent and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Purchase Agreement; and (vi) each Purchasing Class A Purchaser agrees (for the benefit of the Transferor Class A Purchaser, the Administrative Agent, the Agents (as defined in the Note Purchase Agreement), the Class A Purchasers, the Indenture Trustee, the Servicer, the Seller and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Class A Purchaser.

               (h) Schedule II hereto sets forth the revised Purchaser Percentage or the revised Commitment Percentage, the revised Liquidity Percentage, if applicable, and Commitment of the Transferor Class A Purchaser, as applicable, the Purchaser Percentage or the Commitment Percentage, the Liquidity Percentage, if applicable, Commitment and Commitment Expiration Date of the Purchasing Class A Purchaser, as applicable, and the initial Investing Office of the Purchasing Class A Purchaser, as well as administrative information with respect to the Purchasing Class A Purchaser.

               (i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                  SCHEDULE I TO
                                                            TRANSFER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

         Re: Class A Note Purchase Agreement, dated as of July 15, 1999, among Zale Funding Trust, Zale Delaware, Inc., Jewelers National Bank, the Class A Purchasers and the Agents parties thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent

Item 1:  Date of Transfer Supplement:

Item 2:  Transferor Class A Purchaser:

Item 3:  Purchasing Class A Purchaser:

Item 4:  Name of Agent:

Item 5:  Name of Purchaser Group:

Item 6:  Signatures of Parties to Agreement:



                                                -------------------------------
                                                as Transferor Class A Purchaser



                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:



                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                -------------------------------
                                                as Purchasing Class A Purchaser

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:



                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

CONSENTED TO AND ACCEPTED BY:

[NAME OF AGENT], as Agent


By:
   ----------------------------
    Name:
    Title:



By:
   ----------------------------
    Name:
    Title:


[If applicable:]

CREDIT SUISSE FIRST BOSTON,
   NEW YORK BRANCH, as Administrative Agent


By:
   ----------------------------
    Name:
    Title:



By:
   ----------------------------
    Name:
    Title:

                                                                 SCHEDULE II TO
                                                            TRANSFER SUPPLEMENT

                      LIST OF INVESTING OFFICES, ADDRESSES
                       FOR NOTICES, ASSIGNED INTERESTS AND
                       PURCHASE AND COMMITMENT PERCENTAGES

[Transferor Class A Purchaser]

A.       Type of Purchaser:         [CP Conduit/Liquidity/Committed]

B.       Purchaser Percentage:

         Transferor Class A Purchaser Purchaser Percentage
         Prior to Sale:                                                        %
                                                                          -----
         Purchaser Percentage Sold:                                            %
                                                                          -----
         Purchaser Percentage Retained:                                        %
                                                                          -----
C.       Commitment (not applicable to CP Conduit)

         Transferor Class A Purchaser Commitment
         Prior to Sale:                                                $
                                                                        --------
         Commitment Sold:                                              $
                                                                        --------
         Commitment Retained:                                          $
                                                                        --------
         Related CP Conduit (applicable to Liquidity Purchaser)
                                                                ------------

D.       Related Liquidity Purchasers (applicable to CP Conduit)

         Liquidity Purchasers, Commitments and Liquidity Percentages
         prior to Sale:
                                                     $                         %
         -------------------------                    ------------        -----
                                                     $                         %
         -------------------------                    ------------        -----
                                                     $                         %
         -------------------------                    ------------        -----


E.       Class A Principal Balance:

         Transferor Class A Purchaser
         Class A Principal Balance Prior to Sale:                      $
                                                                        --------

         Class A Principal Balance Sold:                               $
                                                                        --------

         Class A Principal Balance Retained:                           $
                                                                        --------


[Purchasing Class A Purchaser]

A.       Type of Purchaser:         [CP Conduit/Liquidity/Committed]

B.       Purchaser Percentage:

         Transferee Class A Purchaser Purchaser Percentage
         After Sale:                                                           %
                                                                        ------

C.       Commitment (not applicable to CP Conduit)

         Transferee Class A Purchaser Commitment
         After Sale:                                                   $
                                                                        --------


         Related CP Conduit (applicable to Liquidity Purchaser):
                                                                 -------------

D.       Related Liquidity Purchasers (applicable to CP Conduit)

         Liquidity Purchasers, Commitments and Liquidity Percentages after Sale:

         -------------------------                   $                      %
                                                      ------------     -----
         -------------------------                   $                      %
                                                      ------------     -----
         -------------------------                   $                      %
                                                      ------------     -----
E.       Class A Principal Balance:

         Transferee Class A Purchaser
         Class A Principal Balance After Sale:                         $
                                                                        --------


Address for Notices:


Investing Office:

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT


                                     Form of
                           Transfer Effective Notice

To:      [Name and address of Issuer,
         Servicer, Indenture Trustee, Administrative
         Agent, Transferor Class A Purchaser and
         Purchasing Class A Purchaser]

                  The undersigned, as Agent under the Class A Note Purchase Agreement, dated as of July 15, 1999, among Zale Funding Trust, Zale Delaware, Inc., Jewelers National Bank, the Class A Purchasers and the Agents parties thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined

                  Pursuant to such Supplement, you are advised that the Transfer Effective Date will be _______________, ____.

                                                      Very truly yours,

                                                      [NAME OF AGENT], as Agent

                                                      By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                      By:
                                                         -----------------------
                                                         Name:
                                                         Title: